Registration No. 33-33799
                                          File No. 811-6001

                                            SECURITIES AND EXCHANGE COMMISSION
                                                   WASHINGTON, DC. 20549
                                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / X /

         PRE-EFFECTIVE AMENDMENT NO. ___                        /   /

         POST-EFFECTIVE AMENDMENT NO. 10                       / X /

                                                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

         Amendment No. 12                                         / X /

                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
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                        (Exact Name of Registrant as Specified in Charter)

                      Two World Trade Center, New York, New York 10048-0203
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                             (Address of Principal Executive Offices)

                                                       212-323-0200
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                                              (Registrant's Telephone Number)

                                                  ANDREW J. DONOHUE, ESQ.
                                            Oppenheimer Management Corporation
                     Two World Trade Center, New York, New York 10048-0203
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                           (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   / Immediately upon filing pursuant to paragraph (b)

/   / 60 days after filing pursuant to paragraph (a)(1)

/   / 75 days after filing pursuant to paragraph (a)(2)

/ X / On October 10, 1995, pursuant to paragraph (b)

/   / On ______________, pursuant to paragraph (a)(1)

/   / On ______________, pursuant to paragraph (a)(2) of Rule 485.
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The Registrant has registered an indefinite number of its shares under the
Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1994 was filed on November 29, 1994.

                                                         FORM N-1A

                                     OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                   Cross Reference Sheet

Part A of
Form N-1A
Item No.         Prospectus Heading
---------        ------------------

1                Front Cover Page
2                Expenses; A Brief Overview of the Fund
3                Financial Highlights; Performance of the Fund
4                Front Cover Page; How the Fund is Managed--Organization and
                 History; Investment Objective and Policies
5                How the Fund is Managed; Expenses; Back Cover
5A               Performance of the Fund
6          How the Fund is Managed--Organization and History-- The Transfer
                 Agent; Dividends, Capital Gains and Taxes; Investment Objective
                 and Policies--Portfolio Turnover
7                Shareholder Account Rules and Policies; How Buy Shares; How to
                 Exchange Shares; Special Investor Services; Service Plan for
                 Class A Shares; Distribution and Service Plan for Class B
                 Shares; Distribution and Service Plan for Class C Shares; How
                 to Sell Shares
8                How to Sell Shares; Special Investor Services
9                *

Part B of
Form N-1A
Item No.         Heading In Statement of Additional Information
---------        ----------------------------------------------

10               Cover Page
11               Cover Page
12               *
13               Investment Objective and Policies; Other Investment Techniques
                 and Strategies; Additional Investment Restrictions
14               How the Fund is Managed - Trustees and Officers of the Fund
15               How the Fund is Managed - Major Shareholders
16               How the Fund is Managed; Distribution and Service Plans
17               Brokerage Policies of the Fund
18               Additional Information About the Fund
19          Your Investment Account - How to Buy Shares; How to Sell Shares;
                 How to Exchange Shares
20               Dividends, Capital Gains and Taxes
21               How the Fund is Managed; Brokerage Policies of the Fund
22               Performance of the Fund
23               *

----------------
* Not applicable or negative answer.

OPPENHEIMER GLOBAL GROWTH &
INCOME FUND
Prospectus dated October 10, 1995

         Oppenheimer Global Growth & Income Fund (the "Fund") is a mutual fund with the investment objective of seeking capital appreciation consistent with preservation of principal while providing current income. The Fund may invest in common stocks, convertible securities and fixed income securities. It may emphasize one or more of those types of securities at any one time, or invest in a combination of them, depending on market conditions. The Fund will normally invest in at least four countries (including the United States) and expects to invest a substantial amount of its assets in foreign securities. The Fund may also write covered calls and use certain hedging instruments. The Fund is not intended for investors whose principal objective is assured income.

         Some investment techniques the Fund uses may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in, its investment methods and the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 10, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

(OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


         ABOUT THE FUND

         Expenses
         A Brief Overview of the Fund
         Financial Highlights
         Investment Objective and Policies
         How the Fund is Managed
         Performance of the Fund

         ABOUT YOUR ACCOUNT

         How to Buy Shares
         Class A Shares
         Class B Shares
         Class C Shares
         Special Investor Services
         AccountLink
         Automatic Withdrawal and Exchange Plans
         Reinvestment Privilege
         Retirement Plans
         How to Sell Shares
         By Mail
         By Telephone
         How to Exchange Shares
         Shareholder Account Rules and Policies
         Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

     - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages __ through __, for an explanation of how and when these charges apply.

                                                  Class A Shares      Class B Shares           Class C Shares
                                                  ______________      ______________           ______________
Maximum Sales Charge on Purchases
  (as a % of offering price)                      5.75%               None                     None
Sales Charge on Reinvested Dividends              None                None                     None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)          None(1)             5% in the first          1.0% if shares
                                                                      year, declining          are redeemed
                                                                      to 1% in the             within 12 months
                                                                      sixth year and           of purchase(2)
                                                                      eliminated
                                                                      thereafter(2)
Exchange Fee                                      None                None                     None

_______________________
(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class
          A Shares," below.

(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," for more information on the contingent deferred sales charges.

     - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer
Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The management fees payable by the Fund to the Manager were increased, effective June 27, 1994. Therefore, the management fees in the table below have been restated to reflect the increase in the management fees as if those increased rates had been in effect for the entire fiscal year ended September 30, 1994. Had the new management fee rates not been in effect during a portion of that fiscal year, the management fees would have been 0.75% of average net assets for each of Class A and Class C. For further information, see "How the Fund is Managed - The Manager and Its Affiliates - Fees and Expenses." The "12b-1 Distribution Plan Fees" for Class A Shares are service plan fees. For Class B and Class C shares, the Distribution Plan Fees are the service plan fees and asset-based sales charge. The service fee for each class is 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly sold before December 1, 1993. Therefore, the Annual Fund Operating Expenses shown for Class C shares are based only on expenses for the period from December 1, 1993 through September 30, 1994. The Annual Fund Operating Expenses shown for Class B shares are estimates based on amounts that would have been payable in that period assuming that Class B shares were outstanding during such fiscal year.

                                                  Class A Shares      Class B Shares      Class C Shares
                                                  ______________      ______________      ______________
Management Fees (Restated)                        0.80%               0.80%               0.80%
12b-1 Distribution or Service Plan Fees           0.25%               1.00%               1.00%
Other Expenses                                    0.48%               0.68%               0.68%
Total Fund Operating Expenses
     (Restated)                                   1.53%               2.48%               2.48%


     - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above (as restated). If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                           1 year           3 years         5 years          10 years*
                           ______           _______         _______          ________
Class A Shares             $72              $103            $136            $229
Class B Shares             $75              $107            $152             $237
Class C Shares             $35              $ 77            $132             $282

     If you did not redeem your investment, it would incur the following expenses:

Class A Shares             $72              $103            $136             $229
Class B Shares             $25              $77             $132             $237
Class C Shares             $25              $ 77            $132             $282

___________________________
* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     - What Is The Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation consistent with preservation of principal while providing current income.

     - What Does the Fund Invest In? The Fund may invest in common stocks, convertible securities and debt securities, such as debentures or bonds.
To seek growth, the Fund will emphasize common stocks and convertible securities. For income, the Fund will invest in debt securities and dividend-paying stocks. The Fund may emphasize one or more different types of securities or a combination of securities from time to time, depending on market conditions. The Fund will normally invest in at least four countries (including the United States). The Fund may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including some derivative investments, to try to manage investment risks. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page __.

     - Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $35 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, Mr. Frank Jennings, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page __ for more information about the Manager and its fees.

     - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investment in foreign securities involves additional risks not associated with investment in domestic securities, including risks associated with changes in currency rates.

     Certain of the Fund's investment techniques and strategies, such as purchasing securities with borrowed funds, may subject an investment in the Fund to relatively greater risks and costs than a mutual fund that does not utilize these practices. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page __ for a more complete discussion of the Fund's investment risks.

     - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

     - Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge on Class B and C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about which class may be appropriate for you.

     - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page __.

     - How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index and a narrower market index, which we have done on page __. Please remember that past performance does not guarantee future results.

Financial Highlights


     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994 is included in the Statement of Additional Information together with the Fund's unaudited financial statements for the six months ended March 31, 1995. Class C shares were publicly offered only during a portion of that period, commencing December 1, 1993. Class B shares were not publicly offered during the periods shown. Accordingly, no information on Class B shares is reflected in the table below or in the Fund's financial statements.

                               Class A                                                             Class C
                               -------       -----------------------------------------------------------------------
                              Six Months                         Year                         Six Months      Period
                            Ended Mar. 31,                      Ended                           Ended         Ended
                                1995                           Sept. 30,                    March 31, 1995    Sept. 30,
                             (Unaudited)       1994          1993       1992      1991(2)     (Unaudited)     1994(1)
                              --------       --------       -------    -------    -------       -------      -------
Per Share Operating Data:
Net asset value,
  beginning of period         $  15.21       $  14.09       $ 11.91    $ 12.43    $ 11.43       $ 15.17      $
14.85
                              --------       --------       -------    -------    -------       -------      -------
Income (loss) from
  investment operations:
Net investment income              .19            .33           .29        .26        .37           .14          .22
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                    (.79)          1.62          2.17       (.47)       .95          (.79)         .87
                              --------       --------       -------    -------    -------       -------      -------
Total income (loss) from
  investment operations           (.60)          1.95          2.46       (.21)      1.32          (.65)        1.09
                              --------       --------       -------    -------    -------       -------      -------
Dividends and distributions
  to shareholders:
Dividends from net
  investment income               (.20)          (.35)         (.17)      (.28)      (.32)         (.16)        (.29)
Distributions from net
  realized gain on
  investments and
foreign currency
  transactions                    (.82)          (.48)         (.11)      (.03)      --            (.82)        (.48)
                              ========       ========       =======    =======    =======
 =======      =======
Total dividends and
  distributions to
  shareholders                   (1.02)          (.83)         (.28)      (.31)      (.32)         (.98)        (.77)
                              --------       --------       -------    -------    -------       -------      -------
Net asset value, end
  of period                   $  13.59       $  15.21       $ 14.09    $ 11.91    $ 12.43       $ 13.54      $ 15.17
                              --------       --------       -------    -------    -------       -------      -------
Total Return, at Net
  Asset Value(3)                 (3.85)%        13.96%        21.00%     (1.76)%    11.73%        (4.23)%      7.41%
                              --------       --------       -------    -------    -------       -------      -------
Ratios/Supplemental Data:
Net assets, end of
  period (in thousands)       $115,270       $124,017       $86,019    $49,735    $29,239       $21,642      $17,008
                              --------       --------       -------    -------    -------       -------      -------
Average net assets
  (in thousands)              $122,565       $117,164       $59,951    $37,116    $19,340       $19,216      $ 7,896
                              --------       --------       -------    -------    -------       -------      -------
Number of shares
  outstanding at end of
  period (in thousands)          8,480          8,154         6,104      4,177      2,352         1,598        1,121
                              --------       --------       -------    -------    -------       -------      -------
Ratios to average
  net assets:
Net investment income             2.63%(4)       2.44%         2.68%      2.41%      4.05%(4)      1.85%(4)  1.85%(4)
Expenses                          1.65%(4)       1.49%         1.56%      1.74%      1.94%(4)      2.42%(4)  2.44%(4)
                              --------       --------       -------    -------    -------       -------      -------
Portfolio turnover rate           51.9%(6)       87.4%(5)      90.6%      51.3%      23.5%        51.9%(6)     87.4%(5)


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 22, 1990 (commencement of operations) to September 30, 1991.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $149,601,811 and $98,419,511, respectively.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $71,254,436 and $66,800,064, respectively.

Investment Objective and Policies

Objective. As its investment objective, the Fund seeks capital appreciation consistent with preservation of principal while providing current income.

Investment Policies and Strategies. In seeking its investment objective, the Fund may invest in common stocks and securities convertible into common stocks to seek growth, or debt securities such as bonds, notes and debentures, and income producing stocks, to seek current income. The Fund does not have any policy requiring that a specific percentage of its assets be invested to seek growth or to seek income, and the Fund may at times invest primarily for growth, or primarily for income, or a combination of the two, depending on the Manager's assessment of market conditions.

     The Fund will invest in foreign as well as U.S. securities and normally will invest in at least four countries (including the United States). The Manager expects that the Fund will normally invest a substantial portion of its assets in foreign securities (discussed in "Foreign Securities," below). While the Fund may invest in securities having appreciation possibilities, the Manager will select securities which, in the view of the Manager, would not involve undue risk to principal. However, the prices of stocks will fluctuate and the value of the Fund's shares will also fluctuate as a result.

     The Fund's portfolio manager currently uses an investment strategy in selecting foreign and domestic securities that examines the effects of worldwide trends on the growth of various business sectors. These trends, or "global themes," currently include telecommunications expansion, emerging consumer markets, infrastructure development, natural resource use and development, corporate restructuring, capital market development in foreign countries, healthcare expansion and global integration. These trends, which may affect the growth of companies having businesses in these sectors or which are affected by their development, may suggest opportunities for investing the Fund's assets. The Manager does not invest a fixed amount of the Fund's assets in any one sector, and these themes and this approach may change over time.

     When investing the Fund's assets, the Manager considers many factors, including general economic conditions abroad relative to those in the U.S. and the trends in foreign and domestic stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies or derivative investments, described below.

      When market or economic conditions are unstable, the Fund may invest all or a portion of its assets in U.S. Government securities, money market instruments, commercial paper and short-term debt securities. See "Temporary Defensive Investments," below. It is expected that short-term debt securities (which mature in one year or less from the date of purchase) will be emphasized for defensive purposes.

     The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information. The Fund is not intended for investors whose principal objective is assured income. Since market risks are inherent in all investments to varying degrees, there can be no assurance that the Fund will meet its investment objective.

     - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     - Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries. Because changes in stock and bond market prices can occur at any time, and because yields on debt securities available at different times will vary, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

     - Interest Rate Risks. Fixed income or debt securities are subject to credit risks, described below, and are also subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued fixed-income securities generally rise. When interest rates rise, the values of already-issued fixed-income securities generally decline. The magnitude of these fluctuations will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of interest rate fluctuations on the value of the Fund's portfolio of debt securities.

     - Special Risks of Lower-Rated Securities. The Fund does not limit its investments in bonds and debentures to issues having specific credit ratings. The Manager does not rely solely on the ratings of rated securities in making investment decisions but evaluates other economic and business factors affecting the issuer as well. The Fund may invest in bonds and debentures below "investment grade" (investment grade securities are generally those in the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Corporation). The Fund can invest in securities rated "C" or "D," which indicate that the obligations are speculative in a high degree and may be in default.

     The Fund will invest no more than 25% of its total assets in non-investment grade securities, which are those securities rated below "BBB" by Standard & Poor's or below "Baa" by Moody's, or unrated securities that are judged by the Manager to have comparable ratings. They are commonly called "junk bonds." The Fund currently intends to invest no more than 15% of its total assets in securities rated below BBB or Baa. The Fund is not obligated to dispose of securities that are downgraded below investment grade after the Fund buys them. The Appendix to the Statement of Additional Information describes these rating categories.

     High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. They may be subject to greater price fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

     - How the Fund's Portfolio Securities Are Rated. As of June 30, 1995, the Fund's portfolio included corporate bonds in the following S&P rating categories (if the securities were unrated they were determined by the Manager to be comparable to the category indicated.) The amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets: AAA, 10.50%; AA, 0.68%; A, 2.49%; BBB, 0%; BB, 4.99%; B, 9.48%; CCC, 1.90%; CC, 0%; C, 0%; D, 0%. The
Appendix to the Statement of Additional Information describes the rating categories. The allocation of the Fund's assets among securities in the different rating categories will vary over time.

     - Foreign Securities. Under normal circumstances, as a matter of fundamental policy, the Fund will invest in the United States and at least three foreign countries. Otherwise, the Fund may invest its assets without limit in equity and debt securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. The Fund will normally invest a substantial amount of its
assets in foreign securities.   The Fund may invest in any country,
whether it is developed or underdeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered to be highly speculative. The Fund's selection of foreign securities must be consistent with preservation of capital, however, under its investment objective.

     The Fund may invest in foreign securities that are U.S. dollar-denominated debt obligations known as "Brady Bonds." They are issued to exchange existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon U.S. Treasury securities having the same maturity. The Fund may also buy foreign debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes (including variable and floating rate instruments), and preferred stocks and zero coupon securities. The Fund may purchase foreign securities denominated in U.S. dollars or in foreign currencies. If the Fund's securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

     - Foreign securities have special risks. There are special risks in investing in foreign securities. Because the Fund may buy securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

     Currency rate changes will also affect the income available to distribute to shareholders of the Fund. Although the Fund's investment income from foreign securities will be received in foreign currencies, the Fund will be required to distribute its income to shareholders in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. While the Fund may use hedging techniques to try to reduce the risk of currency fluctuations, if the Fund suffers losses on foreign currencies after it has distributed its income during the year, it may find that it has distributed more income than was available from net investment income. That could result in previously distributed income being re-classified as a return of capital to shareholders.

     Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Issuers of foreign securities that are not registered for sale in the U.S. do not have to comply with disclosure requirements that U.S. companies are subject to.
     In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

     - Domestic Debt Securities. In addition to the bonds and debentures described above, that the Fund can invest in, it may also invest in other types of debt securities.

     - Mortgage-Backed Securities and CMOs. The Fund may invest in securities that represent participation interests in pools of residential mortgage loans, including collateralized mortgage obligations (CMOs). Some CMOs may be issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie
Maes). Other CMOs are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Certain mortgage-backed securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies or private issuers. Pass-through mortgage-backed securities are subject to the risk that the principal value may be repaid at any time because of prepayments on the underlying mortgages. As a result, their price and yield may be more volatile than fixed-income securities that have a fixed maturity and interest rate.

     Mortgage-backed securities created by private issuers may be supported by various forms of insurance or guarantees, although there can be no assurance that private issuers will be able to meet their obligations.
As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Fund's Board of Trustees and consistent with the Fund's investment objective and policies, consider making investment in new types of mortgage-related securities.

     The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund would be required to place cash, U.S. Government securities or other high-grade debt securities in a segregated account with its custodian bank in an amount equal to its purchase payment obligation under the roll.

     - Other Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans or other trade receivables. They are similar to mortgage-backed securities, described above. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders of the participation interests in the pool. To try to reduce some of the risks that the underlying debtors won't pay their loan installments, the pools may offer a credit enhancement, such as a letter of credit by a bank to secure the pool's obligation to repay its investors, or a guarantee or a preference right. However, the credit enhancement may apply only to a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the underlying debt that serves as the stream of income and collateral security for the pool.

     - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current stockholders by the issuer. The Fund may invest up to 10% of its total assets in warrants or rights. That 10% does not apply to warrants and rights the Fund acquired as part of units that include other securities or that were attached to other securities. However, the Fund has undertaken that its investments in warrants and rights shall not exceed 5% of its net assets. In addition, the Fund has undertaken that no more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

     - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

     Portfolio turnover affects brokerage costs, dealer mark-ups and other transaction costs. It may also affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

     - Temporary Defensive Investments. Under normal circumstances, the Fund may hold a portion of its assets in cash equivalents (commercial paper, Treasury bills and U.S. Government securities maturing in one year or less) for day-to-day operating purposes. When stock market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes usually may include (I) obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies, (ii) certificates of deposit, bankers' acceptances, time deposits, and letters of credit if they are payable in the United States or London, England and are issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion,
(iii) commercial paper rated in the three highest categories by Standard & Poor's or Moody's and (iv) short-term debt securities (which are securities maturing in one year or less from the date of purchase), including rated or unrated bonds, debentures and preferred stocks.

     - Special Risks - Borrowing for Leverage. The Fund may borrow up to 10% of the value of its net assets from banks on an unsecured basis to buy securities. This is a speculative investment method known as "leverage." This technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset values per share will fluctuate more than funds that do not borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share prices. Borrowing is subject to limits under the Investment Company Act, described in more detail in the Statement of Additional Information.

     - Loans of Portfolio Securities. To attempt to increase its income and for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets. Loans are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the current year.

     - Forward Rolls. The Fund may enter into "forward roll" transactions with banks with respect to the mortgage-related securities in which it can invest. These require the Fund to secure its obligation in the transaction by segregating assets with its custodian bank equal in amount to its obligation under the roll.

     - Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

     - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

     - "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     - Loan Participation Interests. The Fund may acquire participation interests from banks and brokers in loans that are made primarily to U.S. or foreign companies. The value of loan participation interests depends primarily upon the creditworthiness of the borrower and its ability to pay interest and repay the principal. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. The Fund's Board of Trustees has established quality standards for participation interests the Fund may invest in. The Fund currently intends to invest less than 5% of its net assets in participation interests.

     - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may also use certain kinds of hedging instruments to try to manage its exposure to changing interest rates.

     Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

     -  Futures. The Fund may buy and sell futures contracts that relate to
(1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) interest rates (these are referred to as Interest Rate Futures), (3) bond indices (these are referred to as Bond Index Futures) or (4) foreign currencies (these are called Forward Contracts and are discussed below).

     - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or traded in the over-the-counter market. In the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in those options. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

     The Fund may buy calls only on securities, foreign currencies, broadly-based stock or bond indices, Stock Index Futures, Interest Rate Futures and Bond Index Futures.

     The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities (whether or not it holds such securities in its portfolio), foreign currencies, Stock Index Futures, Interest Rate Futures and Bond Index Futures. The Fund may write puts on securities, broadly-based stock or bond indices, foreign currencies or Stock Index Futures. Puts the Fund buys and sells must be listed on a securities or commodities exchange or traded in the over-the-counter market. Any put sold must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts.

     - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely-correlated currency. The Fund may also use "cross-hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate payments for the right to receive fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     - Hedging instruments can be volatile instruments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (the other party may fail to meet its obligation) and also to interest rate risks: the Fund could be obligated to pay more under its swap agreements that it receives under them, as a result of interest rate changes. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

     - Derivative Investments. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index or currency. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes, and in others because they offer the potential for increased income and principal value. In the broadest sense, exchange-traded options and futures contracts (please refer to "Hedging" above) may be considered "derivative investments."

     One type of derivative the Fund may invest in is an "index-linked note." On the maturity of this type of debt security, payment is made based on the performance of an underlying index, unlike a typical note, where repayment of principal is based on a set face amount. Another derivative investment the Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Fund may invest in include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock may not be as high as was expected).

     - Derivatives may entail special risks. The company issuing the instrument might not pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks mean that the Fund might realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities," above.

     - Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur.

     - Short Sales "Against-the-Box". In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the securities to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as short sales against-the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.
     - Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund may not invest more than 5% of its net assets in securities of small, unseasoned issuers.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     - With respect to 75% of its assets, the Fund cannot invest in securities of any one issuer (other than securities issued by the U.S. Government or any of its agencies or instrumentalities) if immediately thereafter (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would then own more than 10% of that issuer's voting securities.

     - The Fund cannot concentrate investments to the extent that more than 25% of the value of its total assets is invested in securities of issuers in the same industry (other than securities of the U.S. Government or any of its agencies or instrumentalities).

     All of the percentage restrictions described above and elsewhere in this Prospectus (other than the regulatory percentage limits in the Statement of Additional Information that apply to borrowing) apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1990 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handling its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     - Portfolio Manager. The Portfolio Manager of the Fund is Frank Jennings, effective October 2, 1995. He is a Vice President of the Manager and he is the person principally responsible for the day-to-day management of the Fund's portfolio. Prior to joining the Manager, Mr. Jennings was the Managing Director of Global Equities at Mitchell Hutchins Asset Management, Inc., a subsidiary of Paine Webber, Inc. Prior to that, Mr. Jennings was a global funds manager for AIG Global Investors.

     - Fees and Expenses. Under a new Investment Advisory Agreement, which became effective June 27, 1994, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.80%
of the first $250 million of net assets; 0.77% of the next $250 million; 0.75% of the next $500 million; 0.69% of the next $1 billion; and 0.67% of net assets in excess of $2 billion. Prior to June 27, 1994, the following fee rates were in effect: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of net assets in excess of $800 million. If the new rates had not been in effect for a portion of the fiscal year, the Fund's management fee for its last fiscal year would have been 0.75% of average annual net assets for both its Class
A and Class C shares.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     - The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

     - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming 'that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period for Class
C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and narrower market index.

     - Management's Discussion of Performance. During the Fund's fiscal year ended September 30, 1994, global securities markets were volatile, and the Manager sought to increase the Fund's focus on income-producing investments to enhance current income. The Manager also attempted to reduce the impact of foreign currency fluctuations by maintaining investments in high-yield U.S. corporate bonds, reducing the amount of fixed-income investments in Latin America and Europe and building positions in Canadian, Australian and New Zealand bonds. During this period the Fund reduced its positions in Asian markets and Latin America, regions in which the Manager believed securities values had peaked. The Manager also reduced positions in financial services and consumer stocks worldwide, and invested in companies that the Manager believed had strong earnings potential.

     - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1994. In the case of Class A shares, performance is measured from the inception of the Class on October 22, 1990, and in the case of Class C shares, from the inception of the Class on December 1, 1993. Class B shares were not publicly offered during the fiscal year ended September 30, 1994, and consequently, no information on Class B shares is included in these graphs.

     The Fund's performance is compared to two indices, because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the performance of the Morgan Stanley Capital International World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. It is widely recognized as a measure of global stock market performance.
Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs show the effect of taxes. Moreover, index performance data do not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

Comparison of Change in Value
of $10,000 Hypothetical Investments in Oppenheimer Global Growth & Income Fund and the Morgan Stanley Capital International World Index and the Lehman Aggregate Bond Index

(Graphs)

Oppenheimer Global Growth & Income Fund


Average Annual Total Returns of                   Cumulative Total Return of Class C
Class A Shares of the Fund at 9/30/94             Shares of the Fund at 9/30/94
-------------------------------------             ----------------------------------

      1-Year     Life*                                 Life:**

      7.41%      9.44%                                 6.41%

_____________________
1. The inception date of the Fund (Class A shares) was 10/22/90. The average annual total returns and the ending account value for Class A shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the 5.75% maximum initial sales charge.
2. Class C shares of the Fund were first publicly offered on 12/1/93. The cumulative total return and the ending account value for Class C shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to the same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

     - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge.
That sales charge varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

     - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

     - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class
C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class
A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

     - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, should not be relied on as rigid guidelines.

     - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Also, not all Oppenheimer funds currently offer Class
B or Class C shares, limiting exchangeability from the Fund. Share certificates are not available for Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

     - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

           With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

           Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

           There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

     - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                 Front-End Sales Charge                 Commission as
                                 As a Percentage of:                    Percentage of
Amount of Purchase               Offering Price   Amount Invested       Offering Price
------------------               --------------   ---------------       --------------
Less than $25,000                5.75%            6.10%                 4.75%

$25,000 or more but
less than $50,000                5.50%            5.82%                 4.75%

$50,000 or more but
less than $100,000               4.75%            4.99%                 4.00%

$100,000 or more but
less than $250,000               3.75%            3.90%                 3.00%

$250,000 or more but
less than $500,000               2.50%            2.56%                 2.00%

$500,000 or more but
less than $1 million             2.00%            2.04%                 1.60%

________________________
The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -  Purchases aggregating $1 million or more; or

     - Purchases by an OppenheimerFunds prototype 401(k) plan that (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the Oppenheimer funds that offers only one class of shares that has no class designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on these purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000, for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

     - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -  the Manager or its affiliates;

     - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares) or

     - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -  to return excess contributions made to Retirement Plans;

     - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                       Contingent Deferred Sales Charge
Years Since Beginning of Month In      on Redemptions in that Year
Which Purchase Order Was Accepted      As % of Amount Subject to Charge)
---------------------------------      --------------------------------
0 - 1                                  5.0%
1 - 2                                  4.0%
2 - 3                                  3.0%
3 - 4                                  3.0%
4 - 5                                  2.0%
5 - 6                                  1.0%
6 and following                        None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class
B Shares" in the Statement of Additional Information.

     - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     - returns of excess contributions to Retirement Plans;

     - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request); and

     - distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.
     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     - shares sold to the Manager or its affiliates;
     - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     - shares issued in plans of reorganization to which the Fund is a party; and
     - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.


Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Contingent Deferred Sales Charges."

     - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to the services provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year, after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $195,526 (equal to 1.15% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     - PhoneLink. PhoneLink is the Oppenheimer funds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

     - Pension and Profit-Sharing Plans for self-employed persons and other employers

     - 401(k) Prototype Retirement Plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first at 1-800-525-7048, for assistance.

     - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     - You wish to redeem more than $50,000 worth of shares and receive a check
     - The redemption check is not payable to all shareholders listed on the account statement
     - The redemption check is not sent to the address of record on your statement
     - Shares are being transferred to a Fund account with a different owner or name
     - Shares are redeemed by someone other than the owners (such as an Executor)

     - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     - Your name
     - The Fund's name
     - Your Fund account number (from your account statement)
     - The dollar amount or number of shares to be redeemed
     - Any special payment instructions
     - Any share certificates for the shares you are selling
     - The signatures of all registered owners exactly as the account is registered, and
     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

     -  To redeem shares through a service representative, call 1-800-852-
8457
     -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

     - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     - Shares of the fund selected for exchange must be available for sale in your state of residence
     - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open
7 days, you can exchange shares every regular business day
     - You must meet the minimum purchase requirements for the fund you purchase by exchange
     - Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the Oppenheimer funds offer Class B and Class C shares. A list showing which Funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048. If a fund has only one class of shares that does not have a class designation, they are "Class
A" shares for exchange purposes. Certain Oppenheimer funds offer Class A shares and Class B or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:

     - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

     - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     - For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

     - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

     - The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

     - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

     - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income and pays such dividends to shareholders quarterly in March, June, September and December, but the Board of Trustees can change that schedule. Dividends paid with respect to Class A shares will generally be higher than for Class B and C shares because expenses allocable to Class B and C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
     - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
     - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
     -  Reinvest Your Distributions in Another OppenheimerFunds Account.
You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund may elect that Section 853 of the Internal Revenue Code will apply to it to permit shareholders to take a credit (or a deduction) on their own federal income tax returns for foreign income taxes paid by the Fund. The Statement of Additional Information contains further discussion of this tax provision.

     - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER GLOBAL GROWTH & INCOME FUND

     Graphic material included in Prospectus of Oppenheimer Global Growth & Income Fund: "Comparison of Total Return of Oppenheimer Global Growth
& Income Fund to the Morgan Stanley Capital International World Index and the Lehman Aggregate Bond Index - Change in Value of $10,000 Hypothetical Investments" in Class A and Class B shares.

     Linear graphs will be included in the Prospectus of Oppenheimer Global Growth & Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of the Fund's Class A shares, that graph will cover the life of the Fund from 10/22/90 through 9/30/94 and in the case of the Fund's Class C shares will cover the period from the inception of the class (December 1, 1993) through 9/30/94. The graphs will compare such values with hypothetical $10,000 investments over the same time periods to the Morgan Stanley Capital International World Index and the Lehman Aggregate Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Morgan Stanley Capital International World Index and the Lehman Aggregate Bond Index, is set forth in the Prospectus Under "Performance of the Fund - Comparing the Fund's Performance to the Market."


Fiscal Year         Oppenheimer Global
(Period)            Growth & Income              Morgan Stanley     Lehman Aggregate
Ended               Fund A                       World Index        Bond Index
-----------         ------------------           --------------     ----------------
10/22/90 (1)        $ 9,425                      $10,000            $10,000
09/30/91            $10,454                      $11,454            $11,454
09/30/92            $10,345                      $11,338            $12,891
09/30/93            $12,518                      $13,633            $14,178
09/30/94            $14,265                      $14,664            $13,721

Fiscal Year         Oppenheimer Global
(Period)            Growth & Income              Morgan Stanley     Lehman Aggregate
Ended               Fund B                       World Index        Bond Index
-----------         ------------------           --------------     ----------------
12/01/93(2)         $10,000                      $10,000            $10,000
09/30/94            $10,641                      $11,100            $9,724

----------------------
(1)  The Fund commenced operations on October 22, 1990.
(2)  Class C shares of the Fund were first publicly offered on December
    1, 1993.

Oppenheimer Global Growth & Income Fund
Two World Trade Center
New York, New York  10048-0023
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR215.1095      Printed on recycled paper

Oppenheimer Global Growth & Income Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated October 10, 1995

     This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 10, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS

                                                               Page
About the Fund
Investment Objective and Policies
     Investment Policies and Strategies
     Other Investment Techniques and Strategies
     Other Investment Restrictions
How the Fund is Managed
     Organization and History
     Trustees and Officers of the Fund
     The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements
Appendix A:  Ratings of Investments                                 A-1
Appendix B:  Industry Classifications                               B-1

ABOUT THE FUND

Investment Objective and Policies


Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

In selecting securities for the Fund's portfolio, the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), evaluates the merits of particular equity and fixed-income securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect
the issuer.   Depending on the assessment of market conditions by the
Manager, the Fund may emphasize investments in common stocks, and securities convertible into common stocks, or securities acquired primarily to produce income, or in a combination of both types of investments. While the Fund may invest in securities having appreciation possibilities, such securities will not be selected which, in the view of the Manager, would involve undue risk.

     - Securities of Growth-Type Companies. The Fund may emphasize securities of "growth-type" companies. Such issuers typically are those whose goods or services have relatively favorable long-term prospects for increasing demand, or ones that develop new products, services or markets and normally retain a relatively large part of their earnings for research, development and investment in capital assets. They may include companies in the natural resources fields or those developing industrial applications for new scientific knowledge having potential for technological innovation, such as nuclear energy, oceanography, business services and new customer products.

      - Investing in Small, Unseasoned Companies.   The securities of small,
unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


      - Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent that lower yielding, higher quality bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of fixed-income securities. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     As stated in the Prospectus, the Fund may not invest more than 25% of its assets in bonds and debentures in the lower rating categories of Moody's and Standard & Poor's, the principal rating services. High yield securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. Risks of high yield securities may include (i) limited liquidity and secondary market support,
(ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the obligations to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower-yielding portfolio securities,
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, at times their prices have experienced significant and rapid declines when a substantial number of holders decided to sell simultaneously. A decline is also likely in the high yield bond market during a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

      - Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      - Foreign Securities. "Foreign securities" are equity and debt securities issued by companies organized under the laws of countries other than the U.S. and debt securities issued by foreign governments, which securities are traded on foreign securities exchanges or in foreign over-the-counter markets. Securities of foreign issuers: (i) represented by American Depositary Receipts, (ii) traded in the U.S. over-the-counter markets or (iii) listed on a U.S. securities exchange are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to investments in foreign securities traded and held abroad.

     A number of current significant political and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries, Germany and the Commonwealth of Independent States (the former Soviet Union), as well as unification of the European Economic Community. The course of any of one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services is uncertain.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. In addition, although a portion of the Fund's investment income, if any, may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies-Hedging" below.

        The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

        Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of in foreign stock markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

        The Fund intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue, or, if they continue, will prove beneficial to the Fund. Eastern European countries in many cases have no existing capital market structure for the sale and trading of securities. Participation in the growth of such countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

        In addition, even though opportunities for investment may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

        Prospective investors should note that upon the accession to power of authoritarian regimes, the governments of a number of the Eastern European countries previously expropriated large quantities of real and personal property, similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries.

        The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

        The Fund may invest in U.S. dollar-denominated, collateralized "Brady Bonds", as described in the Prospectus. These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investment in Brady Bonds are to be viewed as speculative.


        - Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of the consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return in the same manner as described in the Prospectus and in "Mortgage-Backed Securities" below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

        - U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities, mortgage-backed securities, collateralized mortgage-backed obligations and money market instruments. See "Temporary Investments" for further discussion.

        - Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans that may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (the "GNMA")); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may issue collateralized mortgage-backed obligations ("CMO's"), discussed below.

        The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

        Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect that may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Due to those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount.

        - GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and the GNMA, regardless of whether the mortgagor actually makes the payments.

        The National Housing Act authorized the GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (the "FHA") or guaranteed by the Veterans Administration (the "VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments under its guarantee.

        The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

        - FNMA Securities. The Federal National Mortgage Association (the "FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). The FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

       - FHLMC Securities. The Federal Home Loan Mortgage Corporation (the "FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. The FHLMC issues mortgage pass-through certificates ("PCS"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

       - Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

       - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by the GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage-backed security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

        - Temporary Defensive Investments. As stated in the Prospectus, the Fund may hold a portion of its assets in cash equivalents (commercial paper, Treasury bills and U.S. Government securities maturing in one year or less) for day to day operating purposes. Under unusual market or economic conditions (including drastic market fluctuations), the Fund may invest up to 100% of its assets in those instruments identified in the Prospectus under "Temporary Defensive Investments."

       - U.S. Government Securities. U.S. Government securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Certain of these obligations, including U.S. Treasury notes and bonds, and GNMA debentures ("Ginnie Mae's"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs's") and obligations supported by the credit of the instrumentality, such as FNMA bonds (Fannie Mae's"). U.S. Government securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and CMOs (see discussion above) and money market instruments.

       - Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury. Zero coupon U.S. Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts or bills issued without interest coupons, U.S. Treasury certificates representing interest in such stripped debt obligations or coupons. The Fund may also invest in zero coupon securities issued by other issuers, including foreign governments.


        These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates. Because the Fund accrues taxable income from zero coupon securities issued by either the U.S. Treasury or other issuers without receiving cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. The Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Fund and not reinvested in Fund shares will hinder the Fund in seeking a high level of current income.

       - Commercial Paper.  The Fund's commercial paper investments include:

         Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. The Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in bank time deposits and master demand notes are subject to the 10% of total assets limitation on securities that are not readily marketable.

         Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

        - Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

        - Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and, pursuant to the requirements of the Investment Company Act of 1940 (the "Investment Company Act"), will only be made to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. To do so, the Fund may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that during period of substantial borrowing, its expenses may increase more than funds that do not borrow.

        -  Loans of Portfolio Securities.   The Fund may lend its portfolio
securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

        - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.
In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

        - Restricted and Illiquid Securities. As stated in the Prospectus, restricted securities, unregistered under the Securities Act of 1933, which are offered and sold to institutional investors under Rule 144A, may be readily marketable and thus not illiquid if the Fund's Board of Trustees, or the Manager under Board-approved guidelines, so determines. Such guidelines take into account, among other factors, trading activity for such securities and the availability of reliable pricing information.
If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling such securities at a price representing their fair value. The expenses of registration of restricted securities that are illiquid may be negotiated by the Fund at the time such securities are purchased by the Fund. When registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. The Fund also may acquire, through private placements, securities having contractual restrictions on their resale, which might lower the amount realizable upon the sale of such securities. The Fund will also treat as illiquid any OTC option held by it, as well as repurchase transactions having a maturity beyond seven days.

        - Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

        - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

        The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

        To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

        When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields

        - Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of such securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.
They may also be used to protect a gain on the security "in the box" when the Fund does not want to sell it and recognize a capital gain.

        - Hedging. As described in the Prospectus, the Fund may write covered calls or employ one or more types of Hedging Instruments, including the futures identified in the Prospectus ("Futures"). The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may (i) sell Futures,
(ii) buy puts on such Futures or securities, or (iii) write covered calls on securities or on Futures. When hedging to permit the Fund to establish a position in the equities market as a temporary substitute for purchasing individual equity securities (which the Fund will normally purchase, and then terminate that hedging position), or to attempt to protect against the possibility that portfolio debt securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to attempt to protect against declines in the dollar value of a foreign currency-denominated security or in a payment on such security, the Fund may: (a) buy puts on that foreign currency or on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a different rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to purchase or sell Futures, Forward Contracts or options on Futures if, after any such purchase, the sum of initial margin deposits on Futures and premiums paid for related options exceeds 5% of the value of the Fund's total assets. Certain options on foreign currencies are considered related options for this purpose. The Fund may in the future employ hedging instruments and strategies that are not presently contemplated to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and are adequately disclosed.

        The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

        - Writing Covered Call Options. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investment until the call expired or was exercised.

        The Fund may write calls on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call written by the Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline (due to an adverse change in the exchange rate) in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

        The Fund may also write calls on Futures without owning a futures contract, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

        - Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

        When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The
Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

        The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

        - Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

        When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

        Purchasing a put on either Futures or on securities it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a Future or security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or securities move in a similar pattern to the prices of the securities in the Fund's portfolio.

        - Futures. No payment is paid or received by the Fund on the purchase or sale of a Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the
Fund.   Any loss or gain is realized.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

        There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward Contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a Forward Contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the Forward Contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

        The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

        There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

        The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

        The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

        The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

        The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

        At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

        The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

        Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

        A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one part, the measure of that part's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

        - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

        Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

        Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

        - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

        Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

        Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

        Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

        - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

        The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

        If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of particular securities (long hedging) by buying Futures and/or calls on such Futures, on securities, or on broadly-based indices, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Other Investment Restrictions

        The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

        Under these additional restrictions, the Fund cannot:

        - buy the securities of any company for the purpose of exercising management control;

        - invest in commodities or in commodities contracts, other than the Hedging Instruments permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract;

        - buy or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

        - buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;

        - lend money, but the Fund may enter into repurchase agreements or invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations of the types that are usually purchased by institutions, whether or not publicly distributed;
        - mortgage or pledge any of its assets; however this does not prohibit the Fund from pledging its assets for collateral arrangements contemplated in connection with the use of Hedging Instruments;

        - underwrite securities of other companies except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act;

        - buy and retain securities of any issuer if those officers, directors or trustees of the Fund or the Manager who beneficially own more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer;

        - invest more than 5% of total assets through open-market purchases in other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; or

        - invest in oil, gas or other mineral exploration or development programs.

        In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, it will not (i) invest more than 5% of its net assets in warrants, and that warrants not listed on the New York and American Stock Exchanges shall not exceed 2% of its net assets, (ii) invest more than 5% of its total assets in securities of issuers, including their predecessors, that have been in continuous operation for less than three continuous years; (iii) invest in real estate limited partnerships, or (iv) invest in oil, gas or other mineral leases. In the event that the Fund's shares cease to be qualified under such laws or if such undertaking otherwise ceases to be operative, the Fund would not be subject to such restriction. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

        For purposes of the Fund's policy not to concentrate its assets described under the second investment restriction in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.


How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

        The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

    Trustees And Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of September 18, 1995, the officers and Trustees of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the officers listed below, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

        Leon Levy, Chairman of the Board of Trustees; Age:  70
        31 West 52nd Street, New York, New York 10019
        General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

        Leo Cherne, Trustee; Age:  83
        122 East 42nd Street, New York, New York 10168
        Chairman Emeritus of the International Rescue Committee
        (philanthropic organization); formerly Executive Director of The Research Institute of America.

        Robert G. Galli, Trustee*; Age:  62
        Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.

        Benjamin Lipstein, Trustee; Age:  72
        591 Breezy Hill Road, Hillsdale, New York 12529
        Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News and Spy Magazine, L.P.)

        Elizabeth B. Moynihan, Trustee; Age:  66
        801 Pennsylvania Avenue, N.W., Washington, DC 20004
        Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

        Kenneth A. Randall, Trustee; Age:  68
        6 Whittaker's Mill, Williamsburg, Virginia 23185
        A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Federal Deposit Insurance Corporation, Chairman of the Board of ICL, Inc. (information systems), and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).


_____________________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


        Edward V. Regan, Trustee; Age:  65
        40 Park Avenue, New York, New York 10016
        President of Jerome Levy Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director or GranCare, Inc. (healthcare provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

        Russell S. Reynolds, Jr., Trustee; Age:  63
        200 Park Avenue, New York, New York 10166
        Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

        Sidney M. Robbins, Trustee; Age:  83
        50 Overlook Road, Ossining, New York 10562
        Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

        Donald W. Spiro, President and Trustee*; Age:  69
        Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

        Pauline Trigere, Trustee; Age:  82
        498 Seventh Avenue, New York, New York 10018
        Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

        Clayton K. Yeutter, Trustee; Age:  64
        1325 Merrie Ridge Road, McLean, Virginia 22101
        Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

        Frank Jennings, Vice President and Portfolio Manager; Age: ____. Formerly Managing Director of Global Equities at Mitchell Hutchins Asset Management, Inc., a subsidiary of Paine Webber, Inc., prior to which, he was a global funds manager for AIG Global Investors.

        William L. Wilby, Vice President; Age:  51
        Vice President of the Manager and HarbourView; an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers, Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.


_____________________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


        Andrew J. Donohue, Secretary; Age:  45
        Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

        George C. Bowen, Treasurer; Age:  59
        3410 South Galena Street, Denver, Colorado 80231
        Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

        Robert G. Zack, Assistant Secretary; Age:  47
        Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

        Robert J. Bishop, Assistant Treasurer; Age:  36
        3410 South Galena Street, Denver, Colorado  80231
        Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm; and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

        Scott Farrar, Assistant Treasurer; Age:  30
        3410 South Galena Street, Denver, Colorado 80231
        Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

        - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund
(excluding Messrs. Galli and Spiro) received the total amounts shown below from all 17 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York-based Oppenheimer funds), for services in the positions shown:

                                                            Retirement                Total Compensation
                                           Aggregate        Benefits Accrued          From All
                                           Compensation     as Part of                New York-based
Name and Position                          From Fund         Fund Expenses            Oppenheimer Funds1

Leon Levy, Chairman and Trustee            $2,284            $5,617                   $141,000.00
Leo Cherne, Audit Committee                $1,115            $2,742                   $ 68,800.00
 Member and Trustee

Edmund T. Delaney,                         $1,397            $3,434                   $ 86,200.00
 Study Committee
 Member and Trustee
Benjamin Lipstein,                         $1,397            $3,434                   $ 86,200.00
 Study Committee
 Member and Trustee
Elizabeth B. Moynihan,                     $  982            $2,415                   $ 60,625.00
 Study Committee
 Member and3 Trustee
Kenneth A. Randall,                        $1,270            $3,124                   $ 78,400.00
 Audit Committee Member
 and Trustee
Edward V. Regan,                           $  911            $2,241                   $ 56,275.00
 Audit Committee
 Member3 and Trustee
Russell S. Reynolds, Jr., Trustee          $  845            $2,077                   $ 52,100.00
Sidney M. Robbins, Study                   $1,979            $4,867                   $122,100.00
 Committee Chairman, Audit
 Committee Vice-Chairman
 and Trustee
Pauline Trigere, Trustee                   $  845            $2,077                   $ 52,100.00
Clayton K. Yeutter, Trustee                $  845            $2,077                   $ 52,100.00

______________________
1  For the 1994 calendar year.
2 Board and Committee positions held during a portion of the period shown.
3  Committee position held during a portion of the period shown.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of these benefits cannot be determined as of this time nor can we estimate the number of years of credited service that will be used to determine those benefits. No sums were accrued during the fiscal year ended September 30, 1994 for the Fund's projected retirement benefit obligations.

      - Major Shareholders. As of September 18, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the shares of (i) the Fund in the aggregate or (ii) any class of the Fund except for Merrill, Lynch, Pierce, Fenner & Smith, Inc., which was the record owner of 147,255 Class C shares (representing approximately 7.82% of the then outstanding Class C shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Mr. Galli and Mr. Spiro) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the management fees paid by the Fund to the Manager were $278,376, $449,323, and $945,062, respectively.

      The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the aggregate sales charges on sales of the Fund's Class A shares were $444,168, $429,513, and $1,020,885, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $105,976, $130,709, and $286,660 in those respective years. During the Fund's fiscal year ended September
30, 1994, contingent deferred sales charges collected on the Fund's Class
C shares totalled $3,352, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below. Class B shares were not publicly offered during the fiscal year ended September 30, 1994, and no contingent deferred sales charges were collected.

      - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. Regardless, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended September 30, 1992, 1993, and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $93,625, $1,462,229, and $720,379, respectively. During the fiscal year ended September 30, 1994, $216,351 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $66,940,906. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.
No calculations are presented below for Class B shares because no shares of that class were publicly offered during the fiscal year ended September 30, 1994.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

      - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, a 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the fiscal year ended September 30, 1994 and for the period October 22, 1990 (commencement of operations) to September 30, 1994 were 7.41% and 9.44%, respectively. The cumulative "total return" on Class A shares for the period October 22, 1990 (commencement of operations) to September 30, 1994 was 42.65%. The cumulative total return on Class C shares for the period from December 1, 1993 (the commencement of the offering of the shares) through September 30, 1994 was 6.41%.

      - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares.
Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the period from October 22, 1990 (commencement of operations) to September 30, 1994 was 51.35%. The average annual total returns at net asset value for the fiscal year ended
September 30, 1994 and for the period October 22, 1990 (commencement of operations) through September 30, 1994, for Class A shares were 13.96% and 11.10%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the fiscal period from December 1, 1993 through September 30, 1994 was 7.41%.

      Total return information may be useful to investors in reviewing the Fund's performance. However, when comparing total return of an investment in the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "balanced" funds and (iii) all other "balanced" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of either the Morgan Stanley Capital International World Index or the Lehman Aggregate Bond Index, as described in the Prospectus. The performance of each index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. Government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no requirement for a minimum amount of assets.

      For the fiscal year ended September 30, 1994, payments under the Class A Plan totalled $288,568, all of which was paid by the Distributor to Recipients, including $9,123 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class
A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and the Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment to the Distributor. Payments made under the Class C Plan during the fiscal period ended September 30, 1994 totalled $165,352, all paid by the Distributor to Recipients, including $3,351 paid to a dealer affiliated with the Distributor. No payments were made under the Class B Plan for the fiscal year ended September 30, 1994 because no shares of that class were outstanding during that period.

      Although the Class B Plan and the Class C Plan permits the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C
Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and the Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and the Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry;
(iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and
(viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

      Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option.
In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

      - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

    Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund and other OppenheimerFunds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other OppenheimerFunds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      - Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500
(computed at the public offering price adjusted for a $50,000 purchase).
Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other OppenheimerFunds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other OppenheimerFunds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

    Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. It does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans or 401(k) plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer Class B and/or Class C shares. A list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.



      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc.
are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class
A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.



      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification in which the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Class B and Class C shareholders should be aware that as of the date of this Statement of Additional Information, not all of the Oppenheimer funds offer Class B and Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                      ----------------------------------------------------------
                      INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      The Board of Trustees and Shareholders of Oppenheimer Global Growth & Income Fund:

                      We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Growth & Income Fund as of September 30, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from October 22, 1990 (commencement of operations) to September 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                We conducted our audits in accordance with
                      generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                In our opinion, the financial statements and
                      financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from October 22, 1990 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles.

                      KPMG PEAT MARWICK LLP

                      Denver, Colorado
                      October 21, 1994

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS  September 30, 1994


                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--0.6%
                                   Repurchase agreement with First Chicago Capital Markets, 4.95%, dated 9/30/94, to be repurchased at $800,330 on 10/3/94,
                                   collateralized by U.S. Treasury Nts., 4.25%--8.50%, 4/15/95-
                                   7/15/98, with a value of $452,373 and U.S. Treasury Bills,
                                   0%, 3/16/95--3/23/95, with a value of $364,369 (Cost $800,000)  $      800,000     $    800,000

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--17.4%
----------------------------------------------------------------------------------------------------------------------------------
                                   Argentina (Republic of) Bonds, Bonos de Consolidacion de
                                   Deudas, Series I, 4.375%, 4/1/01(1)(7)                               1,723,903        1,306,567
                                   -----------------------------------------------------------------------------------------------
                                   Banco Nacional de Comercio Exterior SNC International Finance
                                   BV Gtd. Matador Bonds, 8%, 8/5/03(2)                                 2,000,000        1,745,000
                                   -----------------------------------------------------------------------------------------------
                                   Brazil (Federal Republic of) Bonds, Banco Do Nordeste Brasil,
                                   10.375%, 11/6/95(2)                                                  1,000,000        1,003,750
                                   -----------------------------------------------------------------------------------------------
                                   Canada (Government of) Bonds, 9.25%, 10/1/96                         1,300,000(3)     1,001,063
                                   -----------------------------------------------------------------------------------------------
                                   German Bund (Federal Republic of) Nts., 6.125%, 7/21/97              2,300,000(3)     1,469,784
                                   -----------------------------------------------------------------------------------------------
                                   Government National Mortgage Assn., 7.50%, 9/15/22                   1,635,664        1,544,296
                                   -----------------------------------------------------------------------------------------------
                                   Italy (Republic of):
                                   Treasury Bonds, 11.50%, 5/1/98                                   2,000,000,000(3)     1,284,615
                                   Treasury Bonds, Buoni Poliennali del Tes, 12.50%, 6/16/97        1,500,000,000(3)       984,711
                                   -----------------------------------------------------------------------------------------------
                                   Mexican Tesobonos, 0%, 1/12/95                                       2,500,000        2,450,447
                                   -----------------------------------------------------------------------------------------------
                                   New Zealand (Government of) Bond, 9%, 11/15/96                       1,500,000(3)       906,134
                                   -----------------------------------------------------------------------------------------------
                                   Polish People's Republic Loan Participation
                                   Agreement, 5.875%, 2/3/24(2)(8)                                      2,000,000(3)       788,327
                                   -----------------------------------------------------------------------------------------------
                                   Spain (Kingdom of):
                                   Bonds, 11.45%, 8/30/98                                             190,000,000(3)     1,496,208
                                   Bonos y Obligacion del Estado Gtd. Bonds, 9%, 2/28/97               50,000,000(3)       376,823
                                   -----------------------------------------------------------------------------------------------
                                   Sweden (Kingdom of) Bonds, 11%, 1/21/99                              7,000,000(3)       948,638
                                   -----------------------------------------------------------------------------------------------
                                   Treasury Corp. of Victoria Gtd. Bonds, 12%, 10/22/98                 1,200,000(3)       953,704
                                   -----------------------------------------------------------------------------------------------
                                   United Kingdom Treasury Nts., 9.50%, 1/15/99                           600,000(3)       971,334
                                   -----------------------------------------------------------------------------------------------
                                   U.S. Treasury Bonds, 7.625%, 11/15/22                                4,410,000        4,252,894
                                   -----------------------------------------------------------------------------------------------
                                   U.S. Treasury Nts., 8.50%, 7/15/97                                   1,000,000        1,041,562
                                                                                                                      ------------
                                   Total Government Obligations (Cost $25,666,794)                                      24,525,857

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--13.7%
----------------------------------------------------------------------------------------------------------------------------------
                                   Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                           400,000          396,000
                                   -----------------------------------------------------------------------------------------------
                                   Auburn Hills Trust, 12.375% Gtd. Exch. Ctfs., 5/1/20(7)                300,000          397,241
                                   -----------------------------------------------------------------------------------------------
                                   Banco De Galicia, 7%, 8/1/02                                           600,000          636,000
                                   -----------------------------------------------------------------------------------------------
                                   Banco Nacional de Mexico SA, 7% Exch. Sub. Debs., 12/15/99(2)          300,000          348,375
                                   -----------------------------------------------------------------------------------------------
                                   Beaver Valley Funding Corp., 9% Debs., 6/1/17                          500,000          380,408
                                   -----------------------------------------------------------------------------------------------
                                   Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                  350,000          357,875
                                   -----------------------------------------------------------------------------------------------
                                   Card Establishment Services, Inc., 10% Sr. Sub. Nts.,
                                   Series B, 10/1/03                                                      500,000          472,500
                                   -----------------------------------------------------------------------------------------------
                                   Carlton Communications PLC, 7.50% Cv. Bonds, 8/14/07                   170,000(3)       351,198
                                   -----------------------------------------------------------------------------------------------
                                   Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(2)(6)                 1,750,000        1,109,059
                                   -----------------------------------------------------------------------------------------------
                                   Charoen Pokphand Indonesia, 12.875% Cv. Bonds, 3/23/98             238,100,000(3)       109,418
                                   -----------------------------------------------------------------------------------------------
                                   Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04(2)                500,000          517,500
                                   -----------------------------------------------------------------------------------------------
                                   Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                    500,000          492,500
                                   -----------------------------------------------------------------------------------------------
                                   Computervision Corp., 10.875% Sr. Nts., 8/15/97                        300,000          279,750


                                   4  Oppenheimer Global Growth & Income Fund

                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES          Dr. Pepper/Seven-Up Cos., Inc., 0%/11.50% Sr. Sub.
(CONTINUED)                        Disc. Nts., 11/1/02(6)                                          $      556,000     $    444,800
                                   -----------------------------------------------------------------------------------------------
                                   Envirotest Systems Corp., 9.625% Sr. Sub. Nts., 4/1/03                 250,000          230,000
                                   -----------------------------------------------------------------------------------------------
                                   Family Restaurant, Inc., 9.75% Sr. Nts., 2/1/02                        500,000          440,000
                                   -----------------------------------------------------------------------------------------------
                                   First PV Funding Corp., 10.15% Lease Obligation Bonds, 1/15/16         500,000          459,823
                                   -----------------------------------------------------------------------------------------------
                                   GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                          500,000          420,000
                                   -----------------------------------------------------------------------------------------------
                                   GPA Holland BV, 9.75% Med.-Term Nts., Series B, 6/10/96                500,000          477,500
                                   -----------------------------------------------------------------------------------------------
                                   Grand Union Co., 11.25% Sr. Nts., 7/15/00                              300,000          272,250
                                   -----------------------------------------------------------------------------------------------
                                   Gulf Canada Resources Ltd., 9.25% Sr. Sub. Debs., 1/15/04              500,000          460,375
                                   -----------------------------------------------------------------------------------------------
                                   Industrial Credit and Investment Corp. India Ltd.,
                                   2.50% Cv. Debs., 4/30/00(2)                                            450,000          399,375
                                   -----------------------------------------------------------------------------------------------
                                   Infinity Broadcasting Corp., 10.375% Sr. Sub. Nts., 3/15/02            300,000          312,000
                                   -----------------------------------------------------------------------------------------------
                                   International Container Terminal Services, Inc.:
                                   5% Cv. Sr. Nts., 9/15/01                                               300,000          281,250
                                   6% Cv. Sr. Nts., 2/19/00(2)                                            300,000          420,000
                                   -----------------------------------------------------------------------------------------------
                                   Jindal Strips Ltd., 4.25% Cv. Debs., 3/31/99(2)                        400,000          538,000
                                   -----------------------------------------------------------------------------------------------
                                   Kinnevik Industrifoerval, 10.50% Cv. Bonds, 7/21/97                  5,000,000(3)     1,310,145
                                   -----------------------------------------------------------------------------------------------
                                   Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(6)              390,000          346,125
                                   -----------------------------------------------------------------------------------------------
                                   Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04(6)       525,000          259,875
                                   -----------------------------------------------------------------------------------------------
                                   OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                500,000          571,250
                                   -----------------------------------------------------------------------------------------------
                                   Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc.
                                   Nts., 8/1/03(6)                                                      1,000,000          672,500
                                   -----------------------------------------------------------------------------------------------
                                   Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                         500,000          462,500
                                   -----------------------------------------------------------------------------------------------
                                   Piv Investment Financial Cayman Ltd., 4.50% Cv. Gtd. Bonds,
                                   12/1/00(2)                                                             500,000          407,500
                                   -----------------------------------------------------------------------------------------------
                                   PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                     225,000          196,875
                                   -----------------------------------------------------------------------------------------------
                                   Shangri-La Asia Ltd., 2.875% Cv.Sub.Debs., 6/6/00(2)                   500,000          427,500
                                   -----------------------------------------------------------------------------------------------
                                   Southland Corp., 4.50% 2nd Priority Sr. Sub. Debs., Series A,
                                   6/15/04                                                                700,000          437,500
                                   -----------------------------------------------------------------------------------------------
                                   Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00               300,000          296,250
                                   -----------------------------------------------------------------------------------------------
                                   Subic Power Corp., 9.50% Sr. Sec. Nts., Series A, 12/28/08(2)          650,000          599,625
                                   -----------------------------------------------------------------------------------------------
                                   Swift Energy Co., 6.50% Cv. Sub. Debs., 6/30/03                        300,000          309,000
                                   -----------------------------------------------------------------------------------------------
                                   Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02             300,000          303,000
                                   -----------------------------------------------------------------------------------------------
                                   Thermo Electron Corp., 4.625% Cv. Sr. Debs., 8/1/97(2)                 750,000        1,078,125
                                   -----------------------------------------------------------------------------------------------
                                   Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                        250,000          249,375
                                   -----------------------------------------------------------------------------------------------
                                   USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04             500,000          450,000
                                                                                                                      ------------
                                   Total Corporate Bonds and Notes (Cost $19,273,752)                                   19,380,342

                                                                                                   SHARES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--62.5%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.6%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.7%                    Minerals Technologies, Inc.                                             30,000          888,750
                                   -----------------------------------------------------------------------------------------------
                                   Mitsubishi Petrochemical Co. Ltd.                                      120,000          840,254
                                   -----------------------------------------------------------------------------------------------
                                   NOVA Corp.                                                              80,000          880,000
                                   -----------------------------------------------------------------------------------------------
                                   PT Tri Polyta Indonesia ADR(4)                                          25,000          678,125
                                   -----------------------------------------------------------------------------------------------
                                   Tianjin Bohai Chemical Industry Co.(4)                               2,500,000          454,563
                                                                                                                      ------------
                                                                                                                         3,741,692


                                   5  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
PAPER AND                          Corticeira Amorim, SA                                                    7,000     $    118,584
FOREST PRODUCTS--1.3%              -----------------------------------------------------------------------------------------------
                                   Hansol Paper Ltd., Sponsored GDR(2)(4)                                  10,463          458,501
                                   -----------------------------------------------------------------------------------------------
                                   Indah Kiat                                                             560,000          733,439
                                   -----------------------------------------------------------------------------------------------
                                   Stora Kopparbergs Bergslags AB                                           8,400          482,882
                                                                                                                      ------------
                                                                                                                         1,793,406

----------------------------------------------------------------------------------------------------------------------------------
STEEL--2.6%                        China Steel Corp., GDR(4)                                               21,000          435,750
                                   -----------------------------------------------------------------------------------------------
                                   Dofasco, Inc.                                                           32,100          559,392
                                   -----------------------------------------------------------------------------------------------
                                   Kangwon Industrial Co. Ltd.                                             34,000          740,704
                                   -----------------------------------------------------------------------------------------------
                                   Pohang Iron & Steel Co. Ltd.                                             7,000        1,028,703
                                   -----------------------------------------------------------------------------------------------
                                   Tung Ho Steel Enterprise Corp., GDR(2)                                  25,000          425,000
                                   -----------------------------------------------------------------------------------------------
                                   Ugine SA                                                                 7,000          537,333
                                                                                                                      ------------
                                                                                                                         3,726,882

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.2%
----------------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.2%                     Vienna International Airport                                             6,500          276,228
----------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--2.9%                  CIADEA SA                                                               29,999          436,468
                                   -----------------------------------------------------------------------------------------------
                                   Fiat SpA di Risp.                                                      300,000          725,961
                                   -----------------------------------------------------------------------------------------------
                                   Nissan Motor Co.                                                        50,000          408,709
                                   -----------------------------------------------------------------------------------------------
                                   Volkswagen AG                                                            3,000          822,724
                                   -----------------------------------------------------------------------------------------------
                                   Volvo AB, Series B Free                                                 92,500        1,687,981
                                                                                                                      ------------
                                                                                                                         4,081,843

----------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA--2.3%              Comcast Corp., Cl. A Special(4)                                         30,000          459,375
                                   -----------------------------------------------------------------------------------------------
                                   Grupo Televisa SA, Sponsored ADR(2)                                     10,000          578,750
                                   -----------------------------------------------------------------------------------------------
                                   Scandinavian Broadcasting System SA(4)                                  20,000          525,000
                                   -----------------------------------------------------------------------------------------------
                                   TeleCommunications, Inc., Cl. A(4)                                      24,000          532,500
                                   -----------------------------------------------------------------------------------------------
                                   Television Broadcast                                                   100,000          464,592
                                   -----------------------------------------------------------------------------------------------
                                   United International Holdings, Inc., Cl. A(4)                           42,000          637,875
                                                                                                                      ------------
                                                                                                                         3,198,092

----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.1%                Euro Disney(4)                                                         130,000          196,438
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS              Philips Gloeilamp NV                                                    80,000        2,444,480
AND APPLIANCES--2.2%               -----------------------------------------------------------------------------------------------
                                   Sony Corp.                                                              10,800          628,554
                                                                                                                      ------------
                                                                                                                         3,073,034

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.1%            Benetton SpA                                                            30,000          403,846
                                   -----------------------------------------------------------------------------------------------
                                   Grupo Casa Autrey, SA de C.V.                                           15,000          489,375
                                   -----------------------------------------------------------------------------------------------
                                   Toys 'R' Us, Inc.(4)                                                    20,000          712,500
                                                                                                                      ------------
                                                                                                                         1,605,721

----------------------------------------------------------------------------------------------------------------------------------
RETAIL STORES: GENERAL             Rinascente SpA, Ordinary                                                63,000          370,933
MERCHANDISE CHAINS--0.4%           -----------------------------------------------------------------------------------------------
                                   Sonae Industria E. Investimentos(4)                                     11,000          243,641
                                                                                                                      ------------
                                                                                                                           614,574


                                   6  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--6.1%
----------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL BIOTECHNOLOGY--0.9%   Plant Genetics Systems International NV(2)(4)                           50,072
  $    466,958
                                   -----------------------------------------------------------------------------------------------
                                   Sumitomo Chemical Co. Ltd.                                             150,000          850,257
                                                                                                                      ------------
                                                                                                                         1,317,215

----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES: ALCOHOLIC--0.6%         LVMH Moet Hennessy Louis Vuitton                                         5,000
  823,528
----------------------------------------------------------------------------------------------------------------------------------
DRUGS--1.5%                        Astra AB Free, Series A                                                 30,000          719,911
                                   -----------------------------------------------------------------------------------------------
                                   Pharmavit(4)                                                            16,000          240,000
                                   -----------------------------------------------------------------------------------------------
                                   Schering AG                                                              1,500          922,301
                                   -----------------------------------------------------------------------------------------------
                                   Takeda Chemical Industries Ltd.                                         20,000          234,414
                                                                                                                      ------------
                                                                                                                         2,116,626

----------------------------------------------------------------------------------------------------------------------------------
FOOD PROCESSING--0.5%              Mavesa ADR(2)                                                           75,000          494,475
                                   -----------------------------------------------------------------------------------------------
                                   Molinos Rio de la Plata SA(4)                                           14,600          139,421
                                                                                                                      ------------
                                                                                                                           633,896

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE: MISCELLANEOUS--1.7%    Amgen, Inc.(4)                                                          14,300
761,475
                                   -----------------------------------------------------------------------------------------------
                                   Chiron Corp.                                                             9,400          625,100
                                   -----------------------------------------------------------------------------------------------
                                   Genzyme Corp.(4)                                                        30,843        1,056,373
                                                                                                                      ------------
                                                                                                                         2,442,948

----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT--0.3%          Community Psychiatric Centers                                           35,000
476,875
----------------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--0.6%             Arjo AB(4)                                                              30,100          523,122
                                   -----------------------------------------------------------------------------------------------
                                   Circon Corp.(4)                                                          2,500           30,000
                                   -----------------------------------------------------------------------------------------------
                                   Stryker Corp.                                                            7,100          246,725
                                                                                                                      ------------
                                                                                                                           799,847

----------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.3%
----------------------------------------------------------------------------------------------------------------------------------
OIL: INTEGRATED                    British Petroleum Co. PLC                                                8,000          606,000
INTERNATIONAL--2.8%                -----------------------------------------------------------------------------------------------
                                   Compagnie Francaise de Petroleum Total                                   8,000          470,242
                                   -----------------------------------------------------------------------------------------------
                                   OeMV AG(4)                                                               9,000          811,099
                                   -----------------------------------------------------------------------------------------------
                                   Repsol SA                                                               16,000          487,808
                                   -----------------------------------------------------------------------------------------------
                                   YPF Sociedad Anonima, Sponsored ADR                                     39,200          989,800
                                   -----------------------------------------------------------------------------------------------
                                   YuKong Ltd.                                                             10,364          522,936
                                                                                                                      ------------
                                                                                                                         3,887,885

----------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS DRILLING--0.8%         Petroleum Geo-Services AS(4)                                            60,000
1,175,623
----------------------------------------------------------------------------------------------------------------------------------
OIL WELL SERVICES                  McDermott International, Inc.                                           10,000          257,500
AND EQUIPMENT--0.7%                -----------------------------------------------------------------------------------------------
                                   TH Loy Industries Berhad(4)                                            172,500          699,624
                                                                                                                      ------------
                                                                                                                           957,124


                                   7  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--5.9%
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES:                American Express Co.                                                    20,000     $    607,500
MISCELLANEOUS--1.2%                -----------------------------------------------------------------------------------------------
                                   Industrial Finance Corporation of Thailand (The )                      230,000          570,971
                                   -----------------------------------------------------------------------------------------------
                                   Ssangyong Investment & Securities Co. Ltd.                              22,662          513,563
                                                                                                                      ------------
                                                                                                                         1,692,034

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE--1.3%        American International Group, Inc.                                       9,000
799,875
                                   -----------------------------------------------------------------------------------------------
                                   National Mutual Asia, Ltd.                                           1,000,000          647,065
                                   -----------------------------------------------------------------------------------------------
                                   Reinsurance Australia Corp.(4)                                         350,000          458,426
                                                                                                                      ------------
                                                                                                                         1,905,366

----------------------------------------------------------------------------------------------------------------------------------
MAJOR BANKS: OTHER--2.5%           Banco LatinoAmericano de Exportaciones SA, Cl. E                        10,000
   320,000
                                   -----------------------------------------------------------------------------------------------
                                   Banco Portugues de Investimento                                          7,000          109,734
                                   -----------------------------------------------------------------------------------------------
                                   Banco Wiese, Sponsored ADR(4)                                            7,500          181,875
                                   -----------------------------------------------------------------------------------------------
                                   BankAmerica Corp.                                                       12,000          529,500
                                   -----------------------------------------------------------------------------------------------
                                   C.S. Holdings                                                            1,058          432,130
                                   -----------------------------------------------------------------------------------------------
                                   PT Lippo Bank                                                          133,300          398,176
                                   -----------------------------------------------------------------------------------------------
                                   PT Panin Bank(2)                                                       350,000          639,346
                                   -----------------------------------------------------------------------------------------------
                                   Skandinaviska Enskilda Banken Group(4)                                  75,000          454,206
                                   -----------------------------------------------------------------------------------------------
                                   Standard Chartered Bank PLC                                            122,696          507,916
                                                                                                                      ------------
                                                                                                                         3,572,883

----------------------------------------------------------------------------------------------------------------------------------
MONEY CENTER BANKS--0.9%           Citicorp                                                                28,600        1,215,500
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--14.7%
----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS GROUP--0.1%     Cimentos De Portugal SA                                                  6,000
106,195
----------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--1.8%                Catena AB, Series A Free(4)                                            100,000          842,236
                                   -----------------------------------------------------------------------------------------------
                                   Commercial del Plata                                                   122,400          424,701
                                   -----------------------------------------------------------------------------------------------
                                   Desc, SA de C.V.(4)                                                     15,000          481,875
                                   -----------------------------------------------------------------------------------------------
                                   Jardine Matheson Holdings Ltd.                                         100,000          847,655
                                                                                                                      ------------
                                                                                                                         2,596,467

----------------------------------------------------------------------------------------------------------------------------------
CONTAINERS: METAL                  M C Packaging Corp. Ltd.                                             1,550,000          722,124
AND GLASS--0.5%
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.3%         BBC Brown Boveri AG                                                        850          732,631
                                   -----------------------------------------------------------------------------------------------
                                   Sasib SpA                                                              116,666          642,411
                                   -----------------------------------------------------------------------------------------------
                                   Sumitomo Electric Industries, Inc.                                      30,000          442,558
                                                                                                                      ------------
                                                                                                                         1,817,600

----------------------------------------------------------------------------------------------------------------------------------
ENGINEERING AND                    Empresas ICA Sociedad Controladora SA de C.V.                            9,500
306,375
CONSTRUCTION--2.0%                 -----------------------------------------------------------------------------------------------
                                   Grupo Tribasa, SA de C.V.(4)                                            11,850          435,488
                                   -----------------------------------------------------------------------------------------------
                                   Juan Minetti SA(4)                                                      55,400          354,538
                                   -----------------------------------------------------------------------------------------------
                                   Leighton Holdings Ltd.                                                 300,000          457,316
                                   -----------------------------------------------------------------------------------------------
                                   Raito Kogyo Co. Ltd.                                                    21,000          498,636
                                   -----------------------------------------------------------------------------------------------
                                   VA Technologie AG(2)(4)                                                  8,000          797,911
                                                                                                                      ------------
                                                                                                                         2,850,264


                                   8  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MACHINERY: DIVERSIFIED--1.0%       Beiren Printing Machinery Holdings, Ltd.                               600,000     $
 300,497
                                   -----------------------------------------------------------------------------------------------
                                   Bobst Bearers AG                                                           310          394,774
                                   -----------------------------------------------------------------------------------------------
                                   Daifuku                                                                 50,000          727,493
                                                                                                                      ------------
                                                                                                                         1,422,764

----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING: DIVERSIFIED         Autoliv AB(4)                                                           34,000        1,022,715
INDUSTRIAL--3.6%                   -----------------------------------------------------------------------------------------------
                                   CBI Industries, Inc.                                                    23,000          623,875
                                   -----------------------------------------------------------------------------------------------
                                   Filippo Fochi SpA(4)                                                   250,000          772,436
                                   -----------------------------------------------------------------------------------------------
                                   Mitsubishi Heavy Industries Ltd.                                        78,000          606,850
                                   -----------------------------------------------------------------------------------------------
                                   Stewart & Stevenson Services, Inc.                                      20,000          760,000
                                   -----------------------------------------------------------------------------------------------
                                   Valmet Corp., Cl. A(4)                                                  37,000          696,189
                                   -----------------------------------------------------------------------------------------------
                                   Vitro Sociedad Anonima, ADR                                             20,000          517,500
                                                                                                                      ------------
                                                                                                                         4,999,565

----------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL--0.5%            Ionics, Inc.(4)                                                         14,000          682,500
----------------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.5%                    Voest-Alpine Eisenbahnsysteme AG(2)                                      6,000          739,111
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION:                    Brambles Industries Ltd.                                                65,000          658,964
MISCELLANEOUS--3.4%                -----------------------------------------------------------------------------------------------
                                   Kvaerner Industrier AS                                                  37,420        1,582,162
                                   -----------------------------------------------------------------------------------------------
                                   Lisnave-Estaleiros Navais de Lisbona SA(4)                              22,500          108,518
                                   -----------------------------------------------------------------------------------------------
                                   Malaysian Helicopter Services                                           40,000          124,014
                                   -----------------------------------------------------------------------------------------------
                                   Malaysian International Shipping Corp.                                 130,000          433,462
                                   -----------------------------------------------------------------------------------------------
                                   Sembawang Shipyard Ltd.                                                100,000          802,699
                                   -----------------------------------------------------------------------------------------------
                                   Singmarine Industries Ltd.                                             175,000          453,289
                                   -----------------------------------------------------------------------------------------------
                                   Unitor Ships Service AS                                                 32,000          582,214
                                                                                                                      ------------
                                                                                                                         4,745,322

----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.2%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                  Microsoft Corp.(4)                                                      23,400        1,313,320
AND SERVICES--1.4%                 -----------------------------------------------------------------------------------------------
                                   Oracle Systems Corp.                                                    15,000          645,000
                                                                                                                      ------------
                                                                                                                         1,958,320

----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS--0.5%             International Business Machines Corp.                                   10,000
695,000
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS:                       Advanced Micro Devices, Inc.(4)                                         18,000          535,500
SEMICONDUCTORS--1.6%               -----------------------------------------------------------------------------------------------
                                   Austria Mikro Systeme International(4)                                  10,000          641,113
                                   -----------------------------------------------------------------------------------------------
                                   Motorola, Inc.                                                           6,000          316,500
                                   -----------------------------------------------------------------------------------------------
                                   National Semiconductor Corp.(4)                                         18,000          281,250
                                   -----------------------------------------------------------------------------------------------
                                   Tokyo Ohka Kogyo                                                        14,000          523,391
                                                                                                                      ------------
                                                                                                                         2,297,754


                                   9  Oppenheimer Global Growth & Income Fund

                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                    Canon Inc.                                                             40,000     $    703,243
AND SUPPLIES--0.5%
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--9.2%           AT&T Corp.                                                              20,000
1,080,000
                                   -----------------------------------------------------------------------------------------------
                                   AirTouch Communications, Inc.(4)                                        25,000          715,625
                                   -----------------------------------------------------------------------------------------------
                                   Celcaribe SA(2)(4)                                                     284,550          347,816
                                   -----------------------------------------------------------------------------------------------
                                   Comcast UK Cable Partners Ltd.(4)                                       27,000          516,375
                                   -----------------------------------------------------------------------------------------------
                                   Compania de Telefonos de Chile SA                                       10,000          877,500
                                   -----------------------------------------------------------------------------------------------
                                   International CableTel, Inc.(4)                                         30,000          960,000
                                   -----------------------------------------------------------------------------------------------
                                   Korea Mobile Telecommunications                                            700          630,938
                                   -----------------------------------------------------------------------------------------------
                                   L.M. Ericsson Telephone Co., Sponsored ADR                              10,000          537,500
                                   -----------------------------------------------------------------------------------------------
                                   Millicom International Cellular SA(4)                                   31,225          698,659
                                   -----------------------------------------------------------------------------------------------
                                   Nippon Telegraph & Telephone Corp.                                         100          889,158
                                   -----------------------------------------------------------------------------------------------
                                   Pakistan Telecommunications, GDR(2)(4)                                   3,322          642,807
                                   -----------------------------------------------------------------------------------------------
                                   Societa Finanziora Telefonica SpA                                      108,000          334,731
                                   -----------------------------------------------------------------------------------------------
                                   Technology Resources Industries(4)                                     100,000          409,479
                                   -----------------------------------------------------------------------------------------------
                                   Telecommunication de Argentina, Cl. B                                  115,000          768,152
                                   -----------------------------------------------------------------------------------------------
                                   Telecomunicazioni SpA                                                  482,500        1,360,897
                                   -----------------------------------------------------------------------------------------------
                                   Telefonica de Espana, ADS                                               60,000          809,644
                                   -----------------------------------------------------------------------------------------------
                                   Telefonos de Mexico SA, Sponsored ADR                                   15,000          937,500
                                   -----------------------------------------------------------------------------------------------
                                   Vodafone Group                                                         157,629          490,948
                                                                                                                      ------------
                                                                                                                        13,007,729

----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.5%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES--1.8%           Central Costanera SA, Cl. B                                             15,000           53,997
                                   -----------------------------------------------------------------------------------------------
                                   Sithe Energies, Inc.(4)                                                 35,000          433,125
                                   -----------------------------------------------------------------------------------------------
                                   Veba AG                                                                  5,000        1,658,015
                                   -----------------------------------------------------------------------------------------------
                                   Verbund Oest Electriz                                                    6,500          393,506
                                                                                                                      ------------
                                                                                                                         2,538,643

----------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS--0.7%                  British Gas PLC                                                        200,000          941,470
                                                                                                                      ------------
                                   Total Common Stocks (Cost $76,721,250)                                               88,149,331

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--3.8%
----------------------------------------------------------------------------------------------------------------------------------
                                   American Express Co. Debt Exchangeable for Common Stock, 6.25%          40,000        1,780,000
                                   -----------------------------------------------------------------------------------------------
                                   Compania de Inversiones en Telecomunicaciones SA Provisionally
                                   Redeemable Income Debt Exchangeable for Stock, 7%, 3/3/98(2)            25,000        1,700,000
                                   -----------------------------------------------------------------------------------------------
                                   Klein, Schanjlin & Becker AG                                             2,000          444,715
                                   -----------------------------------------------------------------------------------------------
                                   Spar Handels, AG, Non-Vtg.                                               2,000          451,161
                                   -----------------------------------------------------------------------------------------------
                                   Trafalgar House PLC, 6%, Cum. Cv.                                      540,000          970,802
                                                                                                                      ------------
                                   Total Preferred Stocks (Cost $5,076,631)                                              5,346,678


                                   10  Oppenheimer Global Growth & Income Fund

                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--1.1%
----------------------------------------------------------------------------------------------------------------------------------
                                   Citibank, 16.75% CD, 12/19/94(5)                                $  423,653,758(3)  $  1,027,662
                                   -------------------------------------------------------------------------------------------------
                                   Morgan Guaranty Trust Co. of New York, 12.15% CD, 2/3/95(5)      1,056,625,000(3)
485,570
                                                                                                                      ------------
                                   Total Structured Instruments (Cost $1,484,098)                                        1,513,232

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $129,022,525)                                                              99.1%
139,715,440
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                                .9        1,310,018
                                                                                                   --------------     ------------
NET ASSETS                                                                                                  100.0%    $141,025,458
                                                                                                   --------------     ------------
                                                                                                   --------------     ------------

                                   1. Interest or dividend is paid in kind.
                                   2. Restricted security--See Note 5 of Notes to Financial Statements.
                                   3. Face amount is reported in foreign currency.
                                   4. Non-income producing security.
                                   5. Indexed instrument for which the principal amount at maturity is affected by the relative value of a foreign currency.
                                   6. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                                   7. Represents the current interest rate for a variable rate security.
                                   8. Partial interest payment received.

                                   See accompanying Notes to Financial Statements.


                                   11  Oppenheimer Global Growth & Income Fund

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                             Investments, at value (cost $129,022,525)--see accompanying statement              $139,715,440
                                   -----------------------------------------------------------------------------------------------
                                   Cash                                                                                     35,008
                                   -----------------------------------------------------------------------------------------------
                                   Receivables:
                                   Dividends and interest                                                                1,241,425
                                   Investments sold                                                                        628,062
                                   Shares of beneficial interest sold                                                      522,367
                                   -----------------------------------------------------------------------------------------------
                                   Deferred organization costs                                                               3,322
                                   -----------------------------------------------------------------------------------------------
                                   Other                                                                                    20,702
                                                                                                                      ------------
                                   Total assets                                                                        142,166,326

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                        Payables and other liabilities:
                                   Investments purchased                                                                   641,979
                                   Shares of beneficial interest redeemed                                                  299,474
                                   Distribution and service plan fees--Note 4                                               87,170
                                   Other                                                                                   112,245
                                                                                                                      ------------
                                   Total liabilities                                                                     1,140,868

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $141,025,458
                                                                                                                      ------------
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                     Paid-in capital                                                                    $123,289,382
NET ASSETS                         -----------------------------------------------------------------------------------------------
                                   Overdistributed net investment income                                                  (346,718)
                                   -----------------------------------------------------------------------------------------------
                                   Accumulated net realized gain from investment and foreign currency transactions       7,382,396
                                   -----------------------------------------------------------------------------------------------
                                   Net unrealized appreciation on investments and translation
                                   of assets and liabilities denominated in foreign currencies                          10,700,398
                                                                                                                      ------------
                                   Net assets                                                                         $141,025,458
                                                                                                                      ------------
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                    Class A Shares:
PER SHARE                          Net asset value and redemption price per share (based on net
                                   assets of $124,017,204 and 8,154,308 shares of beneficial interest outstanding)          $15.21
                                   Maximum offering price per share (net asset value plus sales
                                   charge of 5.75% of offering price)                                                       $16.14

                                   -----------------------------------------------------------------------------------------------
                                   Class C Shares:
                                   Net asset value, redemption price and offering price per share
                                   (based on net assets of $17,008,254 and 1,121,299 shares of
                                   beneficial interest outstanding)                                                         $15.17

                                   See accompanying Notes to Financial Statements.


                                   12  Oppenheimer Global Growth & Income Fund

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF OPERATIONS  For the Year Ended September 30, 1994


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  Interest (net of withholding taxes of $11,876)                                     $  3,739,984
                                   -----------------------------------------------------------------------------------------------
                                   Dividends (net of withholding taxes of $167,303)                                      1,145,885
                                                                                                                      ------------
                                   Total income                                                                          4,885,869

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                           Management fees--Note 4                                                                 945,062
                                   -----------------------------------------------------------------------------------------------
                                   Distribution and service plan fees:
                                   Class A--Note 4                                                                         288,568
                                   Class C--Note 4                                                                          65,984
                                   -----------------------------------------------------------------------------------------------
                                   Transfer and shareholder servicing agent fees--Note 4                                   272,744
                                   -----------------------------------------------------------------------------------------------
                                   Custodian fees and expenses                                                             130,012
                                   -----------------------------------------------------------------------------------------------
                                   Shareholder reports                                                                      88,581
                                   -----------------------------------------------------------------------------------------------
                                   Legal and auditing fees                                                                  39,014
                                   -----------------------------------------------------------------------------------------------
                                   Trustees' fees and expenses                                                              13,870
                                   -----------------------------------------------------------------------------------------------
                                   Registration and filing fees:
                                   Class A                                                                                   9,678
                                   Class C                                                                                   5,736
                                   -----------------------------------------------------------------------------------------------
                                   Other                                                                                    47,113
                                                                                                                      ------------
                                   Total expenses                                                                        1,906,362

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                    2,979,507

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED            Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS         Investments                                                                           8,087,632
AND FOREIGN CURRENCY               Foreign currency transactions                                                           345,067
TRANSACTIONS                                                                                                          ------------
                                   Net realized gain                                                                     8,432,699

                                   -----------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on:
                                   Investments                                                                           1,074,191
                                   Translation of assets and liabilities denominated in foreign currencies                 459,238
                                                                                                                      ------------
                                   Net change                                                                            1,533,429
                                                                                                                      ------------
                                   Net realized and unrealized gain on investments and foreign currency transactions     9,966,128

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 12,945,635
                                                                                                                      ------------
                                                                                                                      ------------

                                   See accompanying Notes to Financial Statements.


                                   13  Oppenheimer Global Growth & Income Fund

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                                     1994              1993
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                         Net investment income                                             $  2,979,507      $ 1,607,411
                                   ------------------------------------------------------------------------------------------------
                                   Net realized gain on investments and foreign currency
                                   transactions                                                         8,432,699        2,657,100
                                   ------------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on
                                   investments and translation of assets and liabilities
                                   denominated in foreign currencies                                    1,533,429        8,068,309
                                                                                                     ------------      -----------
                                   Net increase in net assets resulting from operations                12,945,635       12,332,820

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                      Dividends from net investment income:
DISTRIBUTIONS TO                   Class A ($.35 and $.173 per share, respectively)                    (2,811,077)        (867,342)
SHAREHOLDERS                       Class C ($.289 per share)                                             (180,983)              --
                                   -----------------------------------------------------------------------------------------------
                                   Distributions from net realized gain on investments
                                   and foreign currency transactions:
                                   Class A ($.481 and $.105 per share, respectively)                   (3,355,571)        (450,227)
                                   Class C ($.481 per share)                                               (7,409)              --

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST                Net increase in net assets resulting from Class A beneficial
TRANSACTIONS                       interest transactions--Note 2                                       31,386,177       25,269,073
                                   -----------------------------------------------------------------------------------------------
                                   Net increase in net assets resulting from Class C beneficial
                                   interest transactions--Note 2                                       17,029,695               --

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         Total increase                                                      55,006,467       36,284,324
                                   -----------------------------------------------------------------------------------------------
                                   Beginning of year                                                   86,018,991       49,734,667
                                                                                                     ------------      -----------
                                   End of year [including undistributed (overdistributed) net
                                   investment income of ($346,718) and $854,919, respectively]       $141,025,458      $86,018,991
                                                                                                     ------------      -----------
                                                                                                     ------------      -----------

                                   See accompanying Notes to Financial Statements.


                                   14  Oppenheimer Global Growth & Income Fund

                                   -----------------------------------------------------------------------------------------------
                                   FINANCIAL HIGHLIGHTS


                                                                CLASS A                                              CLASS C
                                                                -------------------------------------------------    -------------
                                                                YEAR ENDED                                           PERIOD ENDED
                                                                SEPTEMBER 30,                                        SEPTEMBER 30,
                                                                1994              1993        1992        1991(2)    1994(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                   PER SHARE OPERATING DATA:
                                   Net asset value,
                                   beginning of period              $14.09         $11.91      $12.43      $11.43       $14.85
                                   -----------------------------------------------------------------------------------------------
                                   Income (loss) from
                                   investment operations:
                                   Net investment income               .33            .29         .26         .37          .22
                                   Net realized and unrealized
                                   gain (loss) on investments
                                   and foreign currency
                                   transactions                       1.62           2.17        (.47)        .95          .87
                                                                   -------        -------     -------     -------      -------
                                   Total income (loss) from
                                   investment operations              1.95           2.46        (.21)       1.32         1.09

                                   -----------------------------------------------------------------------------------------------
                                   Dividends and distributions
                                   to shareholders:
                                   Dividends from net investment
                                   income                             (.35)          (.17)       (.28)       (.32)        (.29)
                                   Distributions from net realized
                                   gain on investments and foreign
                                   currency transactions              (.48)          (.11)       (.03)         --         (.48)
                                                                   -------        -------     -------     -------      -------
                                   Total dividends and
                                   distributions to shareholders      (.83)          (.28)       (.31)       (.32)        (.77)
                                   -----------------------------------------------------------------------------------------------
                                   Net asset value, end of period   $15.21         $14.09      $11.91      $12.43       $15.17
                                                                   -------        -------     -------     -------      -------
                                                                   -------        -------     -------     -------      -------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL RETURN, AT NET ASSET
                                   VALUE(3)                          13.96%         21.00%      (1.76)%     11.73%        7.41%

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA:
                                   Net assets, end of period
                                   (in thousands)                 $124,017        $86,019     $49,735     $29,239      $17,008
                                   -----------------------------------------------------------------------------------------------
                                   Average net assets
                                   (in thousands)                 $117,164        $59,951     $37,116     $19,340      $ 7,896
                                   -----------------------------------------------------------------------------------------------
                                   Number of shares outstanding
                                   at end of period (in
                                   thousands)                        8,154          6,104       4,177       2,352        1,121
                                   -----------------------------------------------------------------------------------------------
                                   Ratios to average net assets:
                                   Net investment income              2.44%          2.68%       2.41%       4.05%(4)     1.85%(4)
                                   Expenses                           1.49%          1.56%       1.74%       1.94%(4)     2.44%(4)
                                   -----------------------------------------------------------------------------------------------
                                   Portfolio turnover rate(5)         87.4%          90.6%       51.3%       23.5%        87.4%

                                   1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
                                   2. For the period from October 22, 1990 (commencement of operations) to September 30, 1991.
                                   3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                                   4. Annualized.
                                   5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $149,601,811 and $98,419,511, respectively.

                                   See accompanying Notes to Financial Statements.


                                   15  Oppenheimer Global Growth & Income Fund

                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT        Oppenheimer Global Growth & Income Fund (the Fund) is
   ACCOUNTING         registered under the Investment Company Act of 1940, as
   POLICIES           amended, as a diversified, open-end management investment
                      company. The Fund's investment advisor is Oppenheimer
                      Management Corporation (the Manager). The Fund offers both
                      Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes have
                      identical rights to earnings, assets and voting
                      privileges, except that each class has its own
                      distribution and/or service plan, expenses directly
                      attributable to a particular class and exclusive voting
                      rights with respect to matters affecting a single class.
                      The following is a summary of significant accounting
                      policies consistently followed by the Fund.
                      ----------------------------------------------------------
                      INVESTMENT VALUATION. Portfolio securities are valued at
                      4:00 p.m. (New York time) on each trading day. Listed and
                      unlisted securities for which such information is
                      regularly reported are valued at the last sale price of
                      the day or, in the absence of sales, at values based on
                      the closing bid or asked price or the last sale price on
                      the prior trading day. Long-term debt securities are
                      valued by a portfolio pricing service approved by the
                      Board of Trustees. Long-term debt securities which cannot
                      be valued by the approved portfolio pricing service are
                      valued by averaging the mean between the bid and asked
                      prices obtained from two active market makers in such
                      securities. Short-term debt securities having a remaining
                      maturity of 60 days or less are valued at cost (or last
                      determined market value) adjusted for amortization to
                      maturity of any premium or discount. Securities for which
                      market quotes are not readily available are valued under
                      procedures established by the Board of Trustees to
                      determine fair value in good faith.
                      ----------------------------------------------------------
                      FOREIGN CURRENCY TRANSLATION. The accounting records of
                      the Fund are maintained in U.S. dollars. Prices of
                      securities denominated in foreign currencies are
                      translated into U.S. dollars at the closing rates of
                      exchange. Amounts related to the purchase and sale of
                      securities and investment income are translated at the
                      rates of exchange prevailing on the respective dates of
                      such transactions.
                                The Fund generally enters into forward currency
                      exchange contracts as a hedge, upon the purchase or sale
                      of a security denominated in a foreign currency. Risks may arise from the potential inability of the counterparty to
                      meet the terms of the contract and from unanticipated
                      movements in the value of a foreign currency relative to
                      the U.S. dollar.
                                The effect of changes in foreign currency
                      exchange rates on investments is separately identified
                      from the fluctuations arising from changes in market
                      values of securities held and reported with all other
                      foreign currency gains and losses in the Fund's results of operations.
                      ----------------------------------------------------------
                      REPURCHASE AGREEMENTS. The Fund requires the custodian to
                      take possession, to have legally segregated in the Federal
                      Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for
                      repurchase agreements. If the seller of the agreement
                      defaults and the value of the collateral declines, or if
                      the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                      limited.
                      ----------------------------------------------------------
                      ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
                      Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                      16  Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT        FEDERAL INCOME TAXES. The Fund intends to continue to
   ACCOUNTING         comply with provisions of the Internal Revenue Code
   POLICIES           applicable to regulated investment companies and to
   (CONTINUED)        distribute all of its taxable income, including any net
                      realized gain on investments not offset by loss
                      carryovers, to shareholders. Therefore, no federal income
                      tax provision is required.
                      ----------------------------------------------------------
                      TRUSTEES' FEES AND EXPENSES. The Fund has adopted a
                      nonfunded retirement plan for the Fund's independent
                      trustees. Benefits are based on years of service and fees
                      paid to each trustee during the years of service. During
                      the year ended September 30, 1994, a provision of $5,376
                      was made for the Fund's projected benefit obligations,
                      resulting in an accumulated liability of $34,106 at
                      September 30, 1994. No payments have been made under the
                      plan.
                      ----------------------------------------------------------
                      ORGANIZATION COSTS. The Manager advanced $15,751 for
                      organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date
                      operations commenced. In the event that all or part of the
                      Manager's initial investment in shares of the Fund is
                      withdrawn during the amortization period, the redemption
                      proceeds will be reduced to reimburse the Fund for any
                      unamortized expenses, in the same ratio as the number of
                      shares redeemed bears to the number of initial shares
                      outstanding at the time of such redemption.
                      ----------------------------------------------------------
                      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
                      ----------------------------------------------------------
                      CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO SHAREHOLDERS.
                      Effective October 1, 1993, the Fund adopted Statement of
                      Position 93-2: Determination, Disclosure, and Financial
                      Statement Presentation of Income, Capital Gain, and Return
                      of Capital Distributions by Investment Companies. As a
                      result, the Fund changed the classification of
                      distributions to shareholders to better disclose the
                      differences between financial statement amounts and
                      distributions determined in accordance with income tax
                      regulations. Accordingly, subsequent to September 30,
                      1993, amounts have been reclassified to reflect a decrease in paid-in capital of $135, a decrease in undistributed
                      net investment income of $946,781, and an increase in
                      undistributed capital gain on investments of $946,916.
                      During the year ended September 30, 1994, in accordance
                      with Statement of Position 93-2, undistributed net
                      investment income was decreased by $242,303 and
                      undistributed capital gain was increased by $242,303.
                      ----------------------------------------------------------
                      OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date.
                      Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF          The Fund has authorized an unlimited number of no par
   BENEFICIAL         value shares of beneficial interest of each class.
   INTEREST           Transactions in shares of beneficial interest were as
                      follows:

                                                               YEAR ENDED SEPTEMBER 30, 1994(1)      YEAR ENDED SEPTEMBER
30, 1993
                                                               --------------------------------      -----------------------------
                                                               SHARES              AMOUNT            SHARES           AMOUNT
                      Class A:
                      Sold                                           4,823,552     $ 73,290,047         3,291,571     $ 42,379,689
                      Dividends and distributions reinvested           392,494        5,940,555           102,240        1,265,994
                      Redeemed                                      (3,165,575)     (47,844,425)       (1,466,579)     (18,376,610)
                                                                    ----------     ------------        ----------     ------------
                      Net increase                                   2,050,471     $ 31,386,177         1,927,232     $ 25,269,073
                                                                    ----------     ------------        ----------     ------------
                                                                    ----------     ------------        ----------     ------------

                      ------------------------------------------------------------------------------------------------------------
                      Class C:
                      Sold                                           1,177,454     $ 17,876,870                --     $         --
                      Dividends and distributions reinvested            11,355          170,041                --               --
                      Redeemed                                         (67,510)      (1,017,216)               --               --
                                                                    ----------     ------------        ----------     ------------
                      Net increase                                   1,121,299     $ 17,029,695                --     $         --
                                                                    ----------     ------------        ----------     ------------
                                                                    ----------     ------------        ----------     ------------

                      1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993
                      (inception of offering) to September 30, 1994 for Class C shares.


                      17  Oppenheimer Global Growth & Income Fund

                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS (Continued)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. UNREALIZED GAINS   At September 30, 1994, net unrealized appreciation on
   AND LOSSES ON      investments of $10,692,915 was composed of gross
   INVESTMENTS        appreciation of $14,960,634, and gross depreciation of
                      $4,267,719.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. MANAGEMENT FEES    Management fees paid to the Manager were in accordance
   AND OTHER          with the investment advisory agreement with the Fund which
   TRANSACTIONS       provides for a fee of .80% on the first $250 million of
   WITH AFFILIATES    average annual net assets; the rate is .77% of the next
                      $250 million, .75% of the next $500 million, .69% of the next $1 billion and .67% thereafter. Prior to June 27, 1994, management fees were as follows: .75% on the first
                      $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                                For the year ended September 30, 1994,
                      commissions (sales charges paid by investors) on sales of Class A shares totaled $1,020,885, of which $286,660 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended
                      September 30, 1994, OFDI received contingent deferred sales charges of $3,352 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares. Oppenheimer Shareholder
                      Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.
                                Under separate approved plans, each class may
                      expend up to .25% of its net assets annually to reimburse
                      OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class
                      C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the year ended September 30, 1994, OFDI paid $9,123 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained
                      $65,984 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.


                      18  Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. RESTRICTED         The Fund owns securities purchased in private placement
   SECURITIES         transactions, without registration under the Securities
                      Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $1,255,285 or .9% of the Fund's net assets, at September
                      30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.

                                                                                                                VALUATION PER UNIT
                                                                                                    COST        AS OF
                      SECURITY                                                  ACQUISITION DATE    PER UNIT    SEPTEMBER 30,
1994
                      ------------------------------------------------------------------------------------------------------------
                      Banco Nacional de Comercio Exterior SNC International
                      Finance BV Gtd. Matador Bonds, 8%, 8/5/03(1)              11/12/93             $ 97.88               $ 87.25
                      ------------------------------------------------------------------------------------------------------------
                      Banco Nacional de Mexico SA, 7% Exch. Sub. Debs.,
                      12/15/99(1)                                               12/1/92              $100.00               $116.13
                      ------------------------------------------------------------------------------------------------------------
                      Brazil (Federal Republic of) Bonds, Banco Do
                      Nordeste Brasil, 10.375%, 11/6/95(1)                      4/27/93              $ 99.80               $100.38
                      ------------------------------------------------------------------------------------------------------------
                      Celcaribe SA(1)                                           5/17/94              $  1.19               $  1.22
                      ------------------------------------------------------------------------------------------------------------
                      Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(1)         5/17/94              $ 60.78               $ 63.37
                      ------------------------------------------------------------------------------------------------------------
                      Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04(1)   4/22/94              $100.00               $103.50
                      ------------------------------------------------------------------------------------------------------------
                      Compania de Inversiones en Telecomunicaciones SA
                      Provisionally Redeemable Income Debt Exchangeable
                      for Stock, 7%, 3/3/98(1)                                  2/24/94--4/20/94     $ 67.40               $ 68.00
                      ------------------------------------------------------------------------------------------------------------
                      Grupo Televisa SA, Sponsored ADR(1)                       4/28/92              $ 27.63               $ 57.88
                      ------------------------------------------------------------------------------------------------------------
                      Hansol Paper Ltd., Sponsored GDR(1)                       5/9/94               $ 53.41               $ 43.82
                      ------------------------------------------------------------------------------------------------------------
                      Industrial Credit and Investment Corp. India Ltd.,
                      2.50% Cv. Debs, 4/30/00(1)                                2/3/94               $100.00               $ 88.75
                      ------------------------------------------------------------------------------------------------------------
                      International Container Terminal Services, Inc.,
                      6% Cv. Sr. Nts., 2/19/00(1)                               2/19/93              $100.00               $140.00
                      ------------------------------------------------------------------------------------------------------------
                      Jindal Strips Ltd., 4.25% Cv. Debs., 3/31/99(1)           11/9/93              $100.00               $134.50
                      ------------------------------------------------------------------------------------------------------------
                      Mavesa ADR(1)                                             8/25/94              $  5.88               $  6.59
                      ------------------------------------------------------------------------------------------------------------
                      PT Panin Bank(1)                                          7/29/93              $  0.87               $  1.83
                      ------------------------------------------------------------------------------------------------------------
                      Pakistan Telecommunications, GDR(1)                       9/19/94--9/30/94     $185.16               $193.50
                      ------------------------------------------------------------------------------------------------------------
                      Piv Investment Financial Cayman
                      Ltd., 4.50% Cv. Gtd. Bonds, 12/1/00(1)                    1/25/94              $100.00               $ 81.50
                      ------------------------------------------------------------------------------------------------------------
                      Plant Genetics Systems International NV                   5/27/92              $ 11.18               $  9.33
                      ------------------------------------------------------------------------------------------------------------
                      Polish People's Republic Loan
                      Participation Agreement, 5.875%, 2/3/24                   1/24/94              $ 41.49               $ 39.42
                      ------------------------------------------------------------------------------------------------------------
                      Shangri-La Asia Ltd., 2.875% Cv. Sub. Debs., 6/6/00(1)    12/9/93              $ 86.24               $ 85.50
                      ------------------------------------------------------------------------------------------------------------
                      Subic Power Corp., 9.50% Sr. Sec. Nts., Series A,
                      12/28/08(1)                                               12/20/93             $ 99.93               $ 92.25
                      ------------------------------------------------------------------------------------------------------------
                      Thermo Electron Corp., 4.625% Cv. Sr. Debs., 8/1/97(1)    7/15/92              $100.00               $143.75
                      ------------------------------------------------------------------------------------------------------------
                      Tung Ho Steel Enterprise Corp., GDR(1)                    9/9/94               $ 17.20               $ 17.00
                      ------------------------------------------------------------------------------------------------------------
                      VA Technologie AG(1)                                      8/26/94--8/30/94     $103.49               $ 99.74
                      ------------------------------------------------------------------------------------------------------------
                      Voest-Alpine Eisenbahnsysteme AG(1)                       7/19/93--12/7/93     $104.98               $123.19

1. Transferable under Rule 144A of the Act.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                        FACE            MARKET VALUE
                                                                        AMOUNT(1)       SEE NOTE 1
==========================================================
==========================================
MORTGAGE-BACKED OBLIGATIONS--1.1%
Government National Mortgage Assn., 7.50%, 9/15/22 (Cost $1,581,977)    $    1,557,638    $1,511,252
----------------------------------------------------------------------------------------------------
U.S. Government Obligations--6.6%
U.S. Treasury Bonds, 7.625%, 11/15/22                                        4,410,000     4,469,256
----------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.75%, 11/30/99                                          3,500,000     3,589,688
----------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 8.50%, 7/15/97                                           1,000,000     1,035,000
                                                                                          ----------
Total U.S. Government Obligations (Cost $9,631,109)                                        9,093,944
==========================================================
==========================================
FOREIGN GOVERNMENT OBLIGATIONS--12.6%
Argentina (Republic of) Bonds, Bonos de Consolidacion
de Deudas, Series I, 6.062%, 4/1/01(3)(4)                                    1,771,208       932,302
----------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 4.25%, 3/31/23(5)                        10,000,000     4,081,250
----------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, Banco do Nordeste Brasil,
10.375%, 11/6/95(2)                                                          1,000,000       995,000
----------------------------------------------------------------------------------------------------
Canada (Government of) Debs., 10.50%, 7/1/00 CAD                             1,200,000       934,028
----------------------------------------------------------------------------------------------------
German Bund (Federal Republic of) Nts., 6.125%, 7/21/97 DEM                  2,300,000     1,698,833
----------------------------------------------------------------------------------------------------
Italy (Republic of) Treasury Bonds, 11.50%, 5/1/98 ITL                   2,000,000,000     1,153,379
----------------------------------------------------------------------------------------------------
New South Wales Treasury Corp. Gtd. Exch. Bonds, 12%, 12/1/01 AUD            1,150,000       926,075
----------------------------------------------------------------------------------------------------
New Zealand (Republic of) Bonds, 9%, 11/15/96 NZD                            1,500,000       986,805
----------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01 AUD                         2,550,000     1,696,940
----------------------------------------------------------------------------------------------------
Spain (Kingdom of) Bonds, 11.45%, 8/30/98 ESP                              135,000,000     1,058,035
----------------------------------------------------------------------------------------------------
Sweden (Kingdom of) Bonds, 11%, 1/21/99 SEK                                  7,000,000       952,547
----------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 10.25%, 11/22/99 GBP                             475,000       824,936
----------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 9.50%, 1/15/99 GBP                               600,000     1,012,706
                                                                                          ----------
Total Foreign Government Obligations (Cost $17,771,921)                                   17,252,836
==========================================================
==========================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--9.0%
BASIC MATERIALS--0.6%
CHEMICALS--0.3%
Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                          350,000       365,750
PAPER--0.3%
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                             175,000       147,875
----------------------------------------------------------------------------------------------------
Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                       300,000       304,875
                                                                                          ----------
                                                                                             452,750

CONSUMER CYCLICALS--2.1%
AUTOS AND HOUSING--0.9%
Auburn Hills Trust, 12% Gtd. Exch. Certificates, 5/1/20(3)                     300,000       415,212
----------------------------------------------------------------------------------------------------
Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                                   400,000       400,000
----------------------------------------------------------------------------------------------------
Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                 500,000       451,250
                                                                                          ----------
                                                                                           1,266,462

LEISURE AND ENTERTAINMENT--0.3%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02                               500,000       346,250
RETAIL-GENERAL--0.5%
Southland Corp., 4.50% 2nd Priority Sr. Sub. Debs., Series A, 6/15/04          700,000       453,250
----------------------------------------------------------------------------------------------------
Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                                250,000       263,125
                                                                                          ----------
                                                                                             716,375

6     Oppenheimer Global Growth & Income Fund

                                                                               FACE            MARKET VALUE
                                                                               AMOUNT(1)       SEE NOTE 1
==========================================================
=================================================
RETAIL-SPECIALTY--0.4%
-----------------------------------------------------------------------------------------------------------
Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                            $      500,000   $   480,000
-----------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--1.2%
-----------------------------------------------------------------------------------------------------------
FOOD--0.6%
-----------------------------------------------------------------------------------------------------------
Dr. Pepper/Seven-Up Cos., Inc., 0%/11.50% Sr. Sub. Disc. Nts., 11/1/02(6)             556,000       483,720
-----------------------------------------------------------------------------------------------------------
Grand Union Co., 11.25% Sr. Nts., 7/15/00(7)                                          300,000       313,875
                                                                                                -----------
                                                                                                    797,595

-----------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES AND SERVICES--0.4%
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04                                  500,000       527,500
-----------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.2%
Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                            300,000       292,500
-----------------------------------------------------------------------------------------------------------
ENERGY--1.0%
-----------------------------------------------------------------------------------------------------------
ENERGY SERVICES AND PRODUCERS--1.0%
Gulf Canada Resources Ltd., 9.25% Sr. Sub. Debs., 1/15/04                             500,000       470,055
-----------------------------------------------------------------------------------------------------------
Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(6)                             390,000       376,350
-----------------------------------------------------------------------------------------------------------
OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                               500,000       552,500
                                                                                                -----------
                                                                                                  1,398,905

-----------------------------------------------------------------------------------------------------------
FINANCIAL--1.6%
-----------------------------------------------------------------------------------------------------------
BANKS--0.6%
Rabobank Nederland, 10.375% Debs., 6/21/00 ITL                                  1,500,000,000       821,990
-----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.0%
Card Establishment Services, Inc., 10% Sr. Sub. Nts., Series B, 10/1/03               500,000       555,625
-----------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                         500,000       395,000
-----------------------------------------------------------------------------------------------------------
GPA Holland BV, 9.75% Medium-Term Nts., Series B, 6/10/96                             500,000       473,750
                                                                                                -----------
                                                                                                  1,424,375

-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.7%
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.7%
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(2)(6)                                1,750,000     1,175,229
-----------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(6)       1,000,000       657,500
-----------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                            500,000       432,500
                                                                                                -----------
                                                                                                  2,265,229

-----------------------------------------------------------------------------------------------------------
UTILITIES--0.8%
-----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16          500,000       486,804
-----------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sinking Fund Debs., 12/28/08(2)                              386,206       334,069
                                                                                                -----------
                                                                                                    820,873

-----------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%
Beaver Valley II Funding Corp., 9% 2nd Lease Obligation Bonds, 6/1/17                 498,000       384,326
                                                                                                -----------
Total Non-Convertible Corporate Bonds and Notes (Cost $13,081,208)                               12,360,880

==========================================================
=================================================
Convertible Corporate Bonds and Notes--5.8%

-----------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.3%
-----------------------------------------------------------------------------------------------------------
METALS--0.3%
Jindal Strips Ltd., 4.25% Cv. Debs., 3/31/99                                          400,000       367,750
-----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.1%
-----------------------------------------------------------------------------------------------------------
AUTOS AND HOUSING--0.9%
Consorcio G Grupo Dina, SA de C.V., 8% Cv. Sub. Debs., 8/8/04                       1,000,000       310,000
-----------------------------------------------------------------------------------------------------------
Hutchison Delta Finance Ltd., 7% Exch. Gtd. Sr. Nts., 11/8/02(2)                    1,000,000     1,021,850
                                                                                                -----------
                                                                                                  1,331,850

-----------------------------------------------------------------------------------------------------------
MEDIA--1.2%
Carlton Communications PLC, 7.50% Cv. Bonds, 8/14/07 GBP                              170,000       382,116
-----------------------------------------------------------------------------------------------------------
Carlton Communications PLC, 7.50% Cv. Sub. Bonds, 8/14/07 GBP                         230,000       516,982
-----------------------------------------------------------------------------------------------------------
Kinnevik Industrifoerval AB, 10.50% Cv. Sub. Debs., 7/21/97(8) SEK                  2,500,000       668,247
                                                                                                -----------
                                                                                                  1,567,345


7     Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                 FACE        MARKET VALUE
                                                                                 AMOUNT(1)   SEE NOTE 1
==========================================================
===============================================
CONSUMER NON-CYCLICALS--1.4%
---------------------------------------------------------------------------------------------------------
BEVERAGES--0.7%
Noble China Corp., 9% Cv. Sub. Debs., 11/30/04(9) CAD                            $1,250,000    $  953,484
---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.7%
ICN Pharmaceuticals, Inc., 8.50% Cv. Sub. Debs., 11/15/99                         1,000,000       955,000

---------------------------------------------------------------------------------------------------------
ENERGY--0.2%
---------------------------------------------------------------------------------------------------------
OIL--INTEGRATED--0.2%
Swift Energy Co., 6.50% Cv. Sub. Debs., 6/30/03                                     300,000       283,500

---------------------------------------------------------------------------------------------------------
FINANCIAL--0.5%
---------------------------------------------------------------------------------------------------------
BANKS--0.3%
Banco de Galicia y Buenos Aires SA, 7% Cv. Negotiable Obligation Bonds, 8/1/02      600,000       378,000
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.2%
Industrial Credit and Investment Corp. India Ltd., 2.50% Cv. Debs., 4/30/00(2)      450,000       330,468

---------------------------------------------------------------------------------------------------------
INDUSTRIAL--1.3%
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.9%
Thermo Electron Corp., 4.625% Cv. Sr. Debs., 8/1/97(2)                              750,000     1,197,188
---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.4%
International Container Terminal Services, Inc., 5% Cv. Sr. Nts., 9/15/01           300,000       230,250
---------------------------------------------------------------------------------------------------------
International Container Terminal Services, Inc., 6% Cv. Sr. Nts., 2/19/00(2)        300,000       285,000
                                                                                             ------------
                                                                                                  515,250
                                                                                             ------------
Total Convertible Corporate Bonds and Notes (Cost $8,183,088)                                   7,879,835

                                                                                    SHARES
==========================================================
===============================================
COMMON STOCKS--58.3%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.8%
---------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%
Minerals Technologies, Inc.                                                          30,000       967,500
---------------------------------------------------------------------------------------------------------
NOVA Corp.                                                                           80,000       700,000
                                                                                             ------------
                                                                                                1,667,500

---------------------------------------------------------------------------------------------------------
METALS--1.2%
Dofasco, Inc.                                                                        32,100       406,185
---------------------------------------------------------------------------------------------------------
Kangwon Industrial Co. Ltd.                                                          34,000       669,343
---------------------------------------------------------------------------------------------------------
Ugine SA                                                                              7,000       474,355
                                                                                             ------------
                                                                                                1,549,883

---------------------------------------------------------------------------------------------------------
PAPER--1.4%
Corticeira Amorim, SA                                                                20,000       318,670
---------------------------------------------------------------------------------------------------------
PT Pabrik Kertas Tjiwi Kimia                                                        350,000       625,558
---------------------------------------------------------------------------------------------------------
Stora Kopparbergs Bergslags AB                                                        8,400       501,491
---------------------------------------------------------------------------------------------------------
Svenska Cellulosa AB                                                                 30,000       476,253
                                                                                             ------------
                                                                                                1,921,972

---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.0%
---------------------------------------------------------------------------------------------------------
AUTOS AND HOUSING--3.1%
Fiat SpA di Risp.                                                                   300,000       701,785
---------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                 30,000     1,327,500
---------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                               50,400     1,726,300
---------------------------------------------------------------------------------------------------------
Volvo AB, Series B Free                                                              25,000       432,495
                                                                                             ------------
                                                                                                4,188,080

---------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT--2.2%
Genting Berhad                                                                       50,000       450,151
---------------------------------------------------------------------------------------------------------
King World Productions, Inc.(10)                                                     13,700       539,438
---------------------------------------------------------------------------------------------------------
Nintendo Co.                                                                         34,400     2,106,203
                                                                                             ------------
                                                                                                3,095,792


8     Oppenheimer Global Growth & Income Fund

                                                                                             MARKET VALUE
                                                                                 SHARES      SEE NOTE 1
==========================================================
===============================================
MEDIA--1.7%
Comcast Corp.                                                                      5,800       $   90,263
---------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                      24,000          375,000
---------------------------------------------------------------------------------------------------------
News Corp. Ltd., ADR                                                              40,000          765,000
---------------------------------------------------------------------------------------------------------
Telewest Communications PLC, ADR                                                  20,600          563,925
---------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Cl. A(10)                                    32,000          520,000
                                                                                               ----------
                                                                                                2,314,188

---------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.9%
PT Matahari Putra Prima                                                          313,000          475,514
---------------------------------------------------------------------------------------------------------
Rinascente SpA, Ordinary                                                          42,000          209,864
---------------------------------------------------------------------------------------------------------
Sonae Industria E. Investimentos(10)                                              20,000          484,239
                                                                                               ----------
                                                                                                1,169,617

---------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.1%
Giordano Holdings Ltd.                                                           301,500          200,813
---------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--10.3%
---------------------------------------------------------------------------------------------------------
BEVERAGES--0.8%
Guinness PLC                                                                      75,000          569,266
---------------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton                                                   3,000          589,868
                                                                                               ----------
                                                                                                1,159,134

---------------------------------------------------------------------------------------------------------
FOOD--1.3%
Dairy Farm International Holdings Ltd.                                           800,000        1,024,000
---------------------------------------------------------------------------------------------------------
Mavesa ADR(2)                                                                     75,000          295,515
---------------------------------------------------------------------------------------------------------
PT Indofood Sukses Makmur                                                        139,250          479,100
                                                                                               ----------
                                                                                                1,798,615

---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--5.3%
Amgen, Inc.(10)                                                                   14,000          943,250
---------------------------------------------------------------------------------------------------------
Astra AB Free, Series A                                                           30,000          797,826
---------------------------------------------------------------------------------------------------------
Genzyme Corp.(10)                                                                 30,843        1,195,166
---------------------------------------------------------------------------------------------------------
Gillette Co.                                                                       7,000          571,375
---------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                 20,000        1,190,000
---------------------------------------------------------------------------------------------------------
Pharmavit GDS(10)                                                                 16,000          136,000
---------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV(9)(10)                                    50,072          309,107
---------------------------------------------------------------------------------------------------------
Schering AG                                                                        1,500        1,112,538
---------------------------------------------------------------------------------------------------------
Sumitomo Chemical Co. Ltd.                                                       100,000          532,407
---------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                   34,000          448,612
                                                                                               ----------
                                                                                                7,236,281

---------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES AND SERVICES--2.9%
Arjo AB                                                                           30,100          494,177
---------------------------------------------------------------------------------------------------------
Circon Corp.                                                                      52,500        1,023,750
---------------------------------------------------------------------------------------------------------
Pharmacia AB                                                                      57,600        1,023,823
---------------------------------------------------------------------------------------------------------
Stryker Corp.                                                                     20,000          915,000
---------------------------------------------------------------------------------------------------------
Takare PLC                                                                       150,000          513,072
                                                                                               ----------
                                                                                                3,969,822


9     Oppenheimer Global Growth & Income Fund


--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                             MARKET VALUE
                                                                                 SHARES      SEE NOTE 1
==========================================================
===============================================
ENERGY--4.3%
---------------------------------------------------------------------------------------------------------
ENERGY SERVICES AND PRODUCERS--1.2%
Baker Hughes, Inc.                                                                   35,000    $  713,125
---------------------------------------------------------------------------------------------------------
McDermott International, Inc.                                                        10,000       273,750
---------------------------------------------------------------------------------------------------------
Petroleum Geo-Services AS(10)                                                        30,500       683,912
                                                                                               ----------
                                                                                                1,670,787

---------------------------------------------------------------------------------------------------------
OIL--INTEGRATED--3.1%
British Petroleum Co. PLC                                                             7,000       587,125
---------------------------------------------------------------------------------------------------------
Compagnie Francaise de Petroleum Total                                                8,000       478,400
---------------------------------------------------------------------------------------------------------
OeMV AG(10)                                                                           5,000       504,110
---------------------------------------------------------------------------------------------------------
Repsol SA                                                                            16,000       455,873
---------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                            11,900     1,428,000
---------------------------------------------------------------------------------------------------------
YPF Sociedad Anonima, Sponsored ADR                                                  39,200       744,800
                                                                                               ----------
                                                                                                4,198,308

---------------------------------------------------------------------------------------------------------
FINANCIAL--8.9%
---------------------------------------------------------------------------------------------------------
BANKS--5.2%
Banco Bradesco SA                                                                32,080,000       214,930
---------------------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                                                 30,000       183,045
---------------------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones SA, Cl. E                                     10,000       255,000
---------------------------------------------------------------------------------------------------------
Banco Portugues de Investimento                                                      20,000       356,079
---------------------------------------------------------------------------------------------------------
Banco Wiese, Sponsored ADR(10)                                                       15,464       108,250
---------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                    13,000       627,250
---------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                15,000       534,375
---------------------------------------------------------------------------------------------------------
Chemical Banking Corp.                                                               15,000       566,250
---------------------------------------------------------------------------------------------------------
Citicorp                                                                             28,600     1,215,500
---------------------------------------------------------------------------------------------------------
Credit Local de France                                                                7,000       588,200
---------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                               8,000       488,000
---------------------------------------------------------------------------------------------------------
Korea First Bank                                                                     13,000       137,392
---------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                 15,000       526,875
---------------------------------------------------------------------------------------------------------
PT Panin Bank(2)                                                                    341,500       434,885
---------------------------------------------------------------------------------------------------------
Turkiye Garanti Bankasi AS, Sponsored ADR(2)                                        290,000       962,075
                                                                                               ----------
                                                                                                7,198,106

---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.6%
American Express Co.                                                                 20,000       697,500
---------------------------------------------------------------------------------------------------------
H & R Block Inc.                                                                     10,000       433,750
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                            15,000       639,375
---------------------------------------------------------------------------------------------------------
SG Warburg & Co., Inc. Ords.                                                         36,000       420,426
                                                                                               ----------
                                                                                                2,191,051

---------------------------------------------------------------------------------------------------------
INSURANCE--2.1%
American International Group, Inc.                                                    9,000       938,250
---------------------------------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG                                             500       298,504
---------------------------------------------------------------------------------------------------------
Reinsurance Australia Corp.(10)                                                     999,800     1,613,367
                                                                                               ----------
                                                                                                2,850,121


10    Oppenheimer Global Growth & Income Fund

                                                                                             MARKET VALUE
                                                                                 SHARES      SEE NOTE 1
==========================================================
===============================================
INDUSTRIAL--8.1%
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Sasib SpA                                                                         70,000       $  284,603
---------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.7%
Cimentos de Portugal SA                                                           12,000          225,701
---------------------------------------------------------------------------------------------------------
Stone Container Corp.                                                             30,000          686,250
                                                                                               ----------
                                                                                                  911,951

---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--2.6%
Adia SA                                                                            2,500          459,574
---------------------------------------------------------------------------------------------------------
IHC Caland NV                                                                      8,650          216,555
---------------------------------------------------------------------------------------------------------
Ionics, Inc.                                                                      28,000          840,000
---------------------------------------------------------------------------------------------------------
ISS International Service System AS, Series B                                     20,000          545,520
---------------------------------------------------------------------------------------------------------
Nittoc Construction                                                               50,000          567,129
---------------------------------------------------------------------------------------------------------
Raito Kogyo Co. Ltd.                                                              22,000          529,629
---------------------------------------------------------------------------------------------------------
WMX Technologies, Inc.                                                            15,000          412,500
                                                                                               ----------
                                                                                                3,570,907

---------------------------------------------------------------------------------------------------------
MANUFACTURING--3.0%
Bombardier, Inc.                                                                   1,300           25,022
---------------------------------------------------------------------------------------------------------
Bucher Holding AG, B Shares                                                        1,250          721,555
---------------------------------------------------------------------------------------------------------
Buderus AG                                                                           700          368,289
---------------------------------------------------------------------------------------------------------
Catena AB Free, Series A(10)                                                      75,000          559,699
---------------------------------------------------------------------------------------------------------
Compagnie Generale des Eaux                                                        7,000          712,846
---------------------------------------------------------------------------------------------------------
Mitsubishi Heavy Industries Ltd.                                                  78,000          562,430
---------------------------------------------------------------------------------------------------------
Powerscreen International PLC                                                    125,000          509,000
---------------------------------------------------------------------------------------------------------
VAE Eisenbahnsysteme AG(2)                                                         1,600          155,335
---------------------------------------------------------------------------------------------------------
Valmet Corp., Cl. A(10)                                                           25,000          488,550
                                                                                               ----------
                                                                                                4,102,726

---------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%
Brambles Industries Ltd.                                                          50,000          463,569
---------------------------------------------------------------------------------------------------------
Kvaerner AS                                                                       15,400          670,548
---------------------------------------------------------------------------------------------------------
Lisnave-Estaleiros Navais de Lisbona SA(10)                                       45,000          220,402
---------------------------------------------------------------------------------------------------------
Singmarine Industries Ltd.                                                       175,000          436,349
---------------------------------------------------------------------------------------------------------
Unitor Ships Service AS                                                           32,000          454,012
                                                                                               ----------
                                                                                                2,244,880

---------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.1%
---------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.1%
Canon USA, Inc.                                                                   40,000          662,036
---------------------------------------------------------------------------------------------------------
Digital Equipment Corp.                                                           25,000          946,875
---------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                             15,300        1,252,688
                                                                                               ----------
                                                                                                2,861,599

---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.7%
Microsoft Corp.(10)                                                               10,000          711,250
---------------------------------------------------------------------------------------------------------
Oracle Systems Corp.(10)                                                           7,500          234,375
                                                                                               ----------
                                                                                                  945,625


11    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                             MARKET VALUE
                                                                                 SHARES      SEE NOTE 1
==========================================================
===============================================
ELECTRONICS--3.0%
Advanced Micro Devices, Inc.(10)                                                  20,000       $  677,500
---------------------------------------------------------------------------------------------------------
Austria Mikro Systeme International AG                                             7,000          657,783
---------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H                                                       20,000          825,000
---------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                5,000          601,875
---------------------------------------------------------------------------------------------------------
Intel Corp.                                                                        6,000          509,250
---------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                    16,000          874,000
                                                                                               ----------
                                                                                                4,145,408

---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--5.3%
Airtouch Communications, Inc.(10)                                                 25,000          681,250
---------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                        30,000        1,552,500
---------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(10)                                                           20,000          762,500
---------------------------------------------------------------------------------------------------------
International CableTel, Inc.                                                      30,000          892,500
---------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications Corp.                                              1,000          752,520
---------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications GDR(2)                                             6,400          171,600
---------------------------------------------------------------------------------------------------------
Millicom International Cellular SA                                                41,225        1,092,463
---------------------------------------------------------------------------------------------------------
Millicom, Inc.                                                                    15,500               --
---------------------------------------------------------------------------------------------------------
Pakistan Telecommunications, GDR(2)(10)                                            2,522          232,024
---------------------------------------------------------------------------------------------------------
SR Telecom, Inc.                                                                  16,500          166,147
---------------------------------------------------------------------------------------------------------
Technology Resources Industries Berhad                                           150,000          429,421
---------------------------------------------------------------------------------------------------------
Vodafone Group                                                                   157,629          509,641
                                                                                               ----------
                                                                                                7,242,566

---------------------------------------------------------------------------------------------------------
UTILITIES--3.8%
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.7%
Central Costanera SA, Cl. B                                                      150,000          442,609
---------------------------------------------------------------------------------------------------------
Korea Electric Power Co.                                                          20,000          696,802
---------------------------------------------------------------------------------------------------------
Sithe Energies, Inc.                                                              26,700          246,975
---------------------------------------------------------------------------------------------------------
Veba AG                                                                            1,500          546,952
---------------------------------------------------------------------------------------------------------
Verbund Oest Electriz                                                              6,500          404,274
                                                                                               ----------
                                                                                                2,337,612

---------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.9%
British Gas PLC                                                                  100,000          466,651
---------------------------------------------------------------------------------------------------------
Hong Kong & China Gas                                                            400,000          713,898
                                                                                               ----------
                                                                                                1,180,549

---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.2%
Celcaribe SA(2)(10)                                                              284,550          259,771
---------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.0%
Compania Peruana de Telefonos SA                                                 133,300          163,487
---------------------------------------------------------------------------------------------------------
Telecom Italia SpA                                                               300,000          701,785
---------------------------------------------------------------------------------------------------------
Telecommunication de Argentina, Cl. B                                            115,000          500,373
                                                                                               ----------
                                                                                                1,365,645
                                                                                               ----------
Total Common Stocks (Cost $73,949,406)                                                         79,833,912


12    Oppenheimer Global Growth & Income Fund

                                                                                             MARKET VALUE
                                                                                 SHARES      SEE NOTE 1
==========================================================
===============================================
PREFERRED STOCKS--3.7%
---------------------------------------------------------------------------------------------------------
American Express Co., Debt Exchangeable for Common Stock
of First Data Corp., 6.25%, 10/15/96                                                 40,000  $  1,795,000
---------------------------------------------------------------------------------------------------------
Compania de Inversiones en Telecomunicaciones SA, Provisionally
Redeemable Income Debt Exchangeable for Stock, 7%, 3/3/98(2)                         15,000       768,750
---------------------------------------------------------------------------------------------------------
Fiat SpA(10)                                                                        200,000       486,713
---------------------------------------------------------------------------------------------------------
Rhoen Klinikum AG                                                                       800       561,202
---------------------------------------------------------------------------------------------------------
Spar Handels AG, Non-Vtg.                                                             3,000       747,538
---------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                                  24,600,000       663,647
                                                                                             ------------
Total Preferred Stocks (Cost $4,805,254)                                                        5,022,850

                                                                                     UNITS
==========================================================
===============================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------
American Satellite Networks Wts., Exp. 6/99                                           3,875            --
---------------------------------------------------------------------------------------------------------
Sasib SpA Wts., Exp. 7/97                                                            16,666            --
                                                                                             ------------
Total Rights, Warrants and Certificates (Cost $0)                                                      --

                                                                                    FACE
                                                                                   AMOUNT
==========================================================
===============================================
REPURCHASE AGREEMENTS--1.8%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 6.25%, dated
3/31/95, to be repurchased at $2,501,302 on 4/3/95, collateralized by
U.S. Treasury Nts., 4.75%--8.875%, 5/15/96--10/31/99, with a value of
$2,181,447 and U.S. Treasury Bonds, 8.125%--12.50%, 8/15/14--8/15/19,
with a value of $371,270 (Cost $2,500,000)                                       $2,500,000     2,500,000
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $131,503,963)                                       98.9%   135,455,509
---------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         1.1     1,456,781
                                                                                 ----------  ------------
NET ASSETS                                                                           100.0%  $136,912,290
                                                                                 ==========  ============

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                          MARKET VALUE            PERCENT
==========================================================
======================
United States                                     $58,881,389              43.5%
--------------------------------------------------------------------------------
Argentina                                           8,031,129               5.9
--------------------------------------------------------------------------------
Great Britain                                       6,875,845               5.1
--------------------------------------------------------------------------------
Sweden                                              5,906,559               4.4
--------------------------------------------------------------------------------
Australia                                           5,464,949               4.0
--------------------------------------------------------------------------------
Japan                                               5,408,446               4.0
--------------------------------------------------------------------------------
Germany                                             5,333,857               3.9
--------------------------------------------------------------------------------
Italy                                               4,360,120               3.2
--------------------------------------------------------------------------------
Canada                                              3,654,921               2.7
--------------------------------------------------------------------------------
Netherlands                                         3,370,856               2.5
--------------------------------------------------------------------------------
France                                              2,843,670               2.1
--------------------------------------------------------------------------------
Korea, Republic of (South)                          2,427,655               1.8
--------------------------------------------------------------------------------
Indonesia                                           2,162,933               1.6
--------------------------------------------------------------------------------
Brazil                                              1,873,578               1.4
--------------------------------------------------------------------------------
Norway                                              1,808,472               1.3
--------------------------------------------------------------------------------
Austria                                             1,721,502               1.3
--------------------------------------------------------------------------------
Portugal                                            1,605,091               1.2
--------------------------------------------------------------------------------
Spain                                               1,513,908               1.1
--------------------------------------------------------------------------------
Singapore                                           1,460,349               1.1


13    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

COUNTRY                                          MARKET VALUE            PERCENT
==========================================================
======================
Colombia                                            1,435,000                1.1%
--------------------------------------------------------------------------------
Switzerland                                         1,181,126                0.9
--------------------------------------------------------------------------------
New Zealand                                           986,805                0.7
--------------------------------------------------------------------------------
Turkey                                                962,075                0.7
--------------------------------------------------------------------------------
Hong Kong                                             914,711                0.7
--------------------------------------------------------------------------------
Malaysia                                              879,573                0.6
--------------------------------------------------------------------------------
Philippines                                           849,319                0.6
--------------------------------------------------------------------------------
India                                                 698,219                0.5
--------------------------------------------------------------------------------
Denmark                                               545,520                0.4
--------------------------------------------------------------------------------
Finland                                               488,549                0.4
--------------------------------------------------------------------------------
Mexico                                                310,000                0.2
--------------------------------------------------------------------------------
Belgium                                               309,107                0.2
--------------------------------------------------------------------------------
Venezuela                                             295,515                0.2
--------------------------------------------------------------------------------
Peru                                                  271,737                0.2
--------------------------------------------------------------------------------
Panama                                                255,000                0.2
--------------------------------------------------------------------------------
Pakistan                                              232,024                0.2
--------------------------------------------------------------------------------
Hungary                                               136,000                0.1
                                                 ------------              -----
Total                                            $135,455,509              100.0%
                                                 ============              =====

1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:
AUD--Australian Dollar       GBP--British Pound Sterling
CAD--Canadian Dollar         NZD--New Zealand Dollar
DEM--German Deutsche Mark    SEK--Swedish Krona
ESP--Spanish Peseta
2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,618,759 or 6.3% of the Fund's net assets, at March 31, 1995.
3. Represents the current interest rate for a variable rate security.
4. Interest or dividend is paid in kind.
5. Represents the current interest rate for an increasing rate security.
6. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
7. Non-income producing--issuer is in default of interest payment.
8. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1995. The aggregate fair value of all securities of affiliated companies as of March 31, 1995 amounted to $668,247. Transactions during the period in which the issuer was an affiliate are as follows:

                                    BALANCE SEPTEMBER 30, 1994  GROSS ADDITIONS  GROSS REDUCTIONS     BALANCE
MARCH 31, 1995
                                    --------------------------  ---------------  -------------------  ----------------------
                                    FACE            COST        FACE     COST    FACE       COST      FACE          COST
----------------------------------------------------------------------------------------------------------------------------
Kinnevik Industrifoerval AB,
10.50% Cv. Sub. Debs., 7/21/97 SEK  5,000,000       $1,028,610   --      $   --  2,500,000  $514,305  2,500,000     $514,305


                                     INTEREST
                                     INCOME
---------------------------------------------
Kinnevik Industrifoerval AB,
10.50% Cv. Sub. Debs., 7/21/97 SEK   $30,903

9. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
10. Non-income producing security.
See accompanying Notes to Financial Statements.


14    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES   MARCH 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

==========================================================
=================================================
ASSETS
Investments, at value (cost $131,503,963)--see accompanying statement                          $135,455,509
-----------------------------------------------------------------------------------------------------------
Cash                                                                                                297,142
-----------------------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                                            1,475,098
Investments sold                                                                                  1,346,989
Shares of beneficial interest sold                                                                  470,872
-----------------------------------------------------------------------------------------------------------
Other                                                                                                12,804
                                                                                               ------------
Total assets                                                                                    139,058,414

==========================================================
=================================================
LIABILITIES
Unrealized depreciation on forward foreign currency exchange contracts--Note 5                       22,818
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                              952,949
Investments purchased                                                                               924,117
Distribution and service plan fees--Note 4                                                           82,009
Trustees' fees                                                                                        2,986
Other                                                                                               161,245
                                                                                               ------------
Total liabilities                                                                                 2,146,124

==========================================================
=================================================
NET ASSETS                                                                                     $136,912,290
                                                                                               ============

==========================================================
=================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                $135,035,968
-----------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                              (502,838)
-----------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment and foreign currency transactions                  (1,572,284)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                                       3,951,444
                                                                                               ------------
Net assets                                                                                     $136,912,290
                                                                                               ============

==========================================================
=================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net
assets of $115,269,801 and 8,479,998 shares of beneficial interest outstanding)                      $13.59
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                                                   $14.42
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $21,642,489 and 1,598,055 shares of beneficial interest outstanding)         $13.54

See accompanying Notes to Financial Statements.


15    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

==========================================================
=================================================
INVESTMENT INCOME
Interest:
Unaffiliated companies (net of foreign withholding taxes of $9,492)                             $ 2,622,212
Affiliated companies                                                                                 30,903
-----------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $32,530)                                             369,885
                                                                                                -----------
Total income                                                                                      3,023,000

==========================================================
=================================================
EXPENSES
Management fees--Note 4                                                                             565,640
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A--Note 4                                                                                     144,855
Class C--Note 4                                                                                      96,124
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                               180,039
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          92,736
-----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  90,993
-----------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                              42,507
-----------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                           4,725
-----------------------------------------------------------------------------------------------------------
Registration and filing fees--Class C                                                                 1,861
-----------------------------------------------------------------------------------------------------------
Other                                                                                                22,474
                                                                                                -----------
Total expenses                                                                                    1,241,954

==========================================================
=================================================
NET INVESTMENT INCOME                                                                             1,781,046

==========================================================
=================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments                                                                                      (3,000,527)
Foreign currency transactions                                                                     2,132,304
                                                                                                -----------
Net realized loss                                                                                  (868,223)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                      (7,607,392)
Translation of assets and liabilities denominated in foreign currencies                             858,438
                                                                                                -----------
Net change                                                                                       (6,748,954)
                                                                                                -----------
Net realized and unrealized loss on investments and foreign currency transactions                (7,617,177)

==========================================================
=================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $(5,836,131)
                                                                                                ===========

See accompanying Notes to Financial Statements.


16    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED   YEAR ENDED
                                                                                  MARCH 31, 1995     SEPTEMBER 30,
                                                                                  (UNAUDITED)        1994
==========================================================
========================================================
OPERATIONS
Net investment income                                                             $   1,781,046      $   2,979,507
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions              (868,223)         8,432,699
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
and translation of assets and liabilities denominated in foreign currencies          (6,748,954)         1,533,429
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from operations                      (5,836,131)        12,945,635

==========================================================
========================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.20 and $.35 per share, respectively)                                      (1,709,401)        (2,811,077)
Class C ($.157 and $.289 per share, respectively)                                      (227,765)          (180,983)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments
and foreign currency transactions:
Class A ($.818 and $.481 per share, respectively)                                    (6,990,963)        (3,355,571)
Class C ($.818 and $.481 per share, respectively)                                    (1,095,494)            (7,409)

==========================================================
========================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from Class A beneficial
interest transactions--Note 2                                                         5,042,400         31,386,177
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class C beneficial
interest transactions--Note 2                                                         6,704,186         17,029,695

==========================================================
========================================================
NET ASSETS
Total increase (decrease)                                                            (4,113,168)        55,006,467
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 141,025,458         86,018,991
                                                                                  -------------      -------------
End of period (including overdistributed net investment
income of $502,838 and $346,718, respectively)                                     $136,912,290       $141,025,458

See accompanying Notes to Financial Statements.


17    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     CLASS A                                                           CLASS C
                                     -------------------------------------------------------------     -------------------------
                                     SIX MONTHS                                                        SIX MONTHS      PERIOD
                                     ENDED MAR. 31,  YEAR ENDED                                        ENDED           ENDED
                                     1995            SEPTEMBER 30,                                     MAR. 31, 1995   SEPT. 30,
                                     (UNAUDITED)     1994           1993        1992       1991(2)     (UNAUDITED)     1994(1)
==========================================================
==========================================================
=============
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                              $15.21          $14.09        $11.91      $12.43      $11.43       $15.17          $14.85
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                     .19             .33           .29         .26         .37          .14             .22
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                    (.79)           1.62          2.17        (.47)        .95         (.79)            .87
                                       ------          ------        ------      ------      ------       ------          ------
Total income (loss) from
investment operations                    (.60)           1.95          2.46        (.21)       1.32         (.65)           1.09
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.20)           (.35)         (.17)       (.28)       (.32)        (.16)           (.29)
Distributions from net realized
gain on investments and foreign
currency transactions                    (.82)           (.48)         (.11)       (.03)         --         (.82)           (.48)
                                       ------          ------        ------      ------      ------       ------          ------
Total dividends and distributions
to shareholders                         (1.02)           (.83)         (.28)       (.31)       (.32)        (.98)           (.77)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.59          $15.21        $14.09      $11.91      $12.43       $13.54          $15.17
                                       ------          ------        ------      ------      ------       ------          ------

==========================================================
==========================================================
============
TOTAL RETURN, AT NET ASSET VALUE(3)     (3.85)%         13.96%        21.00%      (1.76)%     11.73%       (4.23)%
        7.41%
==========================================================
==========================================================
============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $115,270        $124,017       $86,019     $49,735     $29,239      $21,642         $17,008
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                       $122,565        $117,164       $59,951     $37,116     $19,340      $19,216          $7,896
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)            8,480           8,154         6,104       4,177       2,352        1,598           1,121
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    2.63%(4)        2.44%         2.68%       2.41%       4.05%(4)     1.85%(4)
1.85%(4)
Expenses                                 1.65%(4)        1.49%         1.56%       1.74%       1.94%(4)     2.42%(4)        2.44%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)               51.9%           87.4%         90.6%       51.3%       23.5%        51.9%           87.4%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 22, 1990 (commencement of operations) to September 30, 1991.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $71,254,436 and $66,800,064, respectively.
See accompanying Notes to Financial Statements.

18    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1995, the Fund's projected benefit obligations were reduced by $3,844, and a payment of $507 was made to a retired trustee resulting in an accumulated liability of $29,755 at March 31, 1995.


19    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------


==========================================================
======================
1. SIGNIFICANT ACCOUNTING POLICIES (Continued)

ORGANIZATION COSTS. The Manager advanced $15,751 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


==========================================================
======================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        SIX MONTHS ENDED MARCH 31, 1995     YEAR ENDED SEPTEMBER 30, 1994(1)
                                        -------------------------------     --------------------------------
                                        SHARES            AMOUNT            SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------
Class A:
Sold                                     1,755,731        $24,780,283        4,823,552      $73,290,047
Dividends and distributions reinvested     624,865          8,399,907          392,494        5,940,555
Redeemed                                (2,054,906)       (28,137,790)      (3,165,575)     (47,844,425)
                                        ----------        -----------       ----------      -----------
Net increase                               325,690         $5,042,400        2,050,471      $31,386,177

------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       574,577         $8,069,956        1,177,454      $17,876,870
Dividends and distributions reinvested      92,552          1,243,086           11,355          170,041
Redeemed                                  (190,373)        (2,608,856)         (67,510)      (1,017,216)
                                        ----------        -----------       ----------      -----------
Net increase                               476,756         $6,704,186        1,121,299      $17,029,695


1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.

==========================================================
======================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1995, net unrealized appreciation on investments of $3,951,546 was composed of gross appreciation of $10,256,272, and gross depreciation of $6,304,726.

==========================================================
======================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .80% on the first $250 million of average annual net assets; the rate is .77% of the next $250 million, .75% of the next $500 million, .69% of the next $1 billion and .67% thereafter. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.


20    Oppenheimer Global Growth & Income Fund

==========================================================
======================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

For the six months ended March 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $454,728, of which $133,419 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $70,231, of which $5,769 was paid to an affiliated broker/dealer. During the six months ended March 31, 1995, OFDI received contingent deferred sales charges of $7,747 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

            Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the six months ended March 31, 1995, OFDI paid $6,246 and $255, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class C personal service and maintenance expenses and retained $96,124 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.


==========================================================
======================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstand ing contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                         NUMBER OF                     UNREALIZED
                        EXPIRATION       CONTRACTS   VALUATION AS OF   APPRECIATION
CONTRACTS TO PURCHASE   DATE             (000s)      MARCH 31, 1995    (DEPRECIATION)
-------------------------------------------------------------------------------------
French Franc            4/28/95             455         $455,566               $  665
-------------------------------------------------------------------------------------
Hong Kong Dollar        4/3/95--4/4/95       70           69,539                  (5)
-------------------------------------------------------------------------------------
Japanese Yen            4/5/95              183          183,303                   42
-------------------------------------------------------------------------------------
Netherlands Guilder     4/6/95--4/7/95      214          215,709                1,906
                                                        --------               ------
                                                        $924,117               $2,608
                                                        ========               ======

                                         NUMBER OF                     UNREALIZED
                        EXPIRATION       CONTRACTS   VALUATION AS OF   APPRECIATION
CONTRACTS TO PURCHASE   DATE             (000s)      MARCH 31, 1995    (DEPRECIATION)
-------------------------------------------------------------------------------------
Austrian Schilling      4/3/95--4/10/95     903         $926,831             $(23,892)
-------------------------------------------------------------------------------------
Italian Lira            4/28/95             102          103,092                 (945)
-------------------------------------------------------------------------------------
Swedish Krone           4/3/95--4/5/95      304          304,174                 (589)
                                                      ----------             --------
                                                      $1,334,097              (25,426)
                                                      ==========             --------
                                                                             $(22,818)
                                                                             ========



21    Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------


==========================================================
======================
6. ILLIQUID SECURITIES

At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 was $1,262,591, which represents .92% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                 VALUATION
                                                                                 PER UNIT AS OF
SECURITY                                        ACQUISITION DATE  COST PER UNIT  MARCH 31, 1995
-----------------------------------------------------------------------------------------------
Plant Genetics Systems International NV              5/27/92          $11.18         $6.17
-----------------------------------------------------------------------------------------------
Noble China Corp., 9% Cv. Sub. Debs., 11/30/04       11/21/94         $  .73         $ .76

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitations specified above.

Appendix A:  Ratings of Investments

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

      Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

      C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: The bond investments in which the Fund will principally invest will be in the lower-rated categories, described below. Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Appendix B:  Industry Classifications

Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
      Oppenheimer Management Corporation
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      Oppenheimer Funds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

    Transfer Agent
      Oppenheimer Shareholder Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG Peat Marwick LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen
      Shalov & Wein
      114 West 47th Street
      New York, New York 10036

                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                         FORM N-1A

                                                          PART C

                                                     OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

        (a)      Financial Statements

        1.  Financial Highlights (See Part A, Prospectus): Filed herewith.

        2. Independent Auditors' Report (See Part B, Statement of Additional Information): Filed herewith.

        3. Statement of Investments (audited) and March 31, 1995 (unaudited) (See Part B, Statement of Additional Information): Filed herewith.

        4. Statement of Assets and Liabilities (audited) and March 31, 1995 (unaudited) (See Part B, Statement of Additional Information): Filed herewith.

        5. Statement of Operations (See Part B, Statement of Additional Information): Filed herewith.

        6. Statement of Changes in Net Assets (See Part B, Statement of Additional Information): Filed herewith.

        7. Notes to Financial Statements (See Part B, Statement of Additional Information): Filed herewith.

(b)     Exhibits:

        1.       Amended and Restated Declaration of Trust dated 7/14/95:
                 Previously filed with Post-Effective Amendment No. 9, 8/9/95, to Registrant's Registration Statement, and incorporated herein by reference.

        2. By-Laws adopted 8/21/90: Previously filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement, 6/29/90, and refiled with Registrant's Post-Effective Amendment No. 7, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        3.       Not applicable.

        4. (i) Specimen Share Certificate for Class A Shares: Previously filed with Post-Effective Amendment No. 6, to
                  Registrant's Registration Statement, 1/19/94, and incorporated herein by reference.

            (ii)    Specimen Share Certificate for Class C Shares:
                    Previously filed with Post-Effective Amendment No. 6, to Registrant's Registration Statement, 1/19/94, and incorporated herein by reference.

                 (iii) Specimen Share Certificate for Class B Shares: Filed herewith.

              5. Investment Advisory Agreement dated 6/27/94:  Previously filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement, 12/1/94, and incorporated herein by reference.

              6.   (i)  General Distributor's Agreement dated 12/10/92:
                        Previously filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement, 1/29/93, and refiled with Post-Effective Amendment to No.
                        7 to Registrant's Registration Statement, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                    (ii) Form of Oppenheimer Funds Distributor, Inc. Dealer
                         Agreement: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

             (iii)       Form of Oppenheimer Funds Distributor, Inc. Broker
                         Agreement: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

             (iv)        Form of Oppenheimer Funds Distributor, Inc. Agency
                         Agreement: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

             (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-14586) 10/21/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

            7. Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (reg. No. 2-14586), 10/21/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

            8. Custody Agreement dated 11/12/92: Previously filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement, 1/29/93, and refiled with Post-Effective Amendment, No. 7 to Registrant's Registration Statement, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                 9.        Not Applicable.

              10. Opinion and Consent of Counsel dated 9/7/90: Previously filed with Pre-Effective Amendment No. 2, 9/11/90, and refiled with Post-Effective Amendment No. 7 to Registrant's Registration Statement, 12/1/94, pursuant to
                   Item 102 of Regulation S-T, and incorporated herein by reference.

             11.       Independent Auditors' Consent: Filed herewith.

             12.       Not applicable.

             13. Investment Letter dated 8/14/90 from Oppenheimer Management Corporation to Registrant: Previously filed with Pre-Effective Amendment No. 2, 9/11/90, to Registrant's Registration Statement, and incorporated herein by reference.

              14.     (i)  Form of Individual Retirement Account Plan (IRA):
                           Previously filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

                      (ii) Form of prototype Standardized and Non-
                           Standardized Profit Sharing Plan and Money
                           Purchase Pension Plan for self-employed persons and corporations: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

                    (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 of Oppenheimer Directors Fund (File No. 2-14586), 10/21/94, and incorporated herein by reference.

                    (iv)   Form of Simplified Employee Pension IRA:
                           Previously filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

                     (v) Form of SAR-SEP Simplified Employee Pension IRA: filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and
                           incorporated herein by reference.

              15.    (i)   Service Plan and Agreement for Class A Shares
                           dated 6/10/93 under Rule 12b-1 of the Investment
                           Company Act of 1940:  Previously filed with Post-
                           Effective Amendment No. 6 to Registrant's
                           Registration Statement, 1/19/94, and incorporated herein by reference.

                    (ii) Distribution and Service Plan and Agreement for Class B Shares dated September 1, 1995, under Rule 12b-1 of the Investment Company Act of 1940: Filed herewith.

                  (iii) Distribution and Service Plan and Agreement for Class C Shares dated 12/1/93 under Rule 12b-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement, 1/19/94, and incorporated herein by reference.

              16.    Performance Data Computation Schedule:  Filed herewith.

              17.    (i)  Financial Data Schedule for Class A shares at
                          9/30/94: Filed herewith.

                    (ii) Financial Data Schedule for Class B shares at 9/30/94: Not applicable.

                   (iii) Financial Data Schedule for Class C shares at 9/30/94: Filed herewith.

                    (iv) Financial Data Schedule for Class A shares at 3/31/95: Filed herewith.

                     (v) Financial Data Schedule for Class B shares at 3/31/95: Not applicable.

                    (vi) Financial Data Schedule for Class C shares at 3/31/95: Filed herewith.

                18.       Not applicable.

                19.     Powers of Attorney signed by Registrant's Trustees:
                        Previously filed with Registrant's Post-Effective Amendment No. 5, 11/22/93, and incorporated herein by reference.

Item 25.         Persons Controlled by or Under Common Control with Registrant

                 None

Item 26.         Number of Holders of Securities

                                                     Number of
                                                     Record Holders as
        Title of Class                               of September 18, 1995

        Class A Shares of Beneficial Interest             17,180
        Class B Shares of Beneficial Interest                  0
        Class C Shares of Beneficial Interest              2,899

Item 27.         Indemnification

        Reference is made to the provisions of Article SEVENTH of Registrant's Declaration of Trust.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

        (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

        (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Oppenheimer                                  Other Business and Connections
Management Corporation                            During the Past Two Years
-----------------------                           ------------------------------
Lawrence Apolito,                                 None.
Vice President

James C. Ayer, Jr.,                               Vice President and Portfolio Manager of
Assistant Vice President                          Oppenheimer Gold & Special Minerals Fund and
                                                  Oppenheimer Global Emerging Growth Fund.

Victor Babin,                                     None.
Senior Vice President

Robert J. Bishop                                  Assistant Treasurer of the OppenheimerFunds
Assistant Vice President                          (listed below); previously a Fund Controller
                                                  for Oppenheimer Management Corporation (the
                                                  "Manager").

Bruce Bartlett                                    Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Total Return Fund, Inc.,
                                                  Oppenheimer Main Street Funds, Inc. and
                                                  Oppenheimer Variable Account Funds;
                                                  formerly a Vice President and Senior
                                                  Portfolio Manager at First of America
                                                  Investment Corp.


George Bowen                                      Treasurer of the New York-based
Senior Vice President                             Oppenheimer funds; Vice President, Secretary
and Treasurer                                     and Treasurer of the Denver-based
                                                  Oppenheimer funds. Vice President and
                                                  Treasurer of Oppenheimer Funds Distributor,
                                                  Inc. (the "Distributor") and HarbourView
                                                  Asset Management Corporation
                                                  ("HarbourView"), an investment adviser
                                                  subsidiary of OMC; Senior Vice President,
                                                  Treasurer, Assistant Secretary and a
                                                  director of Centennial Asset Management
                                                  Corporation ("Centennial"), an investment
                                                  adviser subsidiary of the Manager; Vice
                                                  President, Treasurer and Secretary of
                                                  Shareholder Services, Inc. ("SSI") and
                                                  Shareholder Financial Services, Inc.
                                                  ("SFSI"), transfer agent subsidiaries of
                                                  OMC; President, Treasurer and Director of
                                                  Centennial Capital Corporation; Vice
                                                  President and Treasurer of Main Street
                                                  Advisers; Vice President/ Comptroller and
                                                  Secretary of Oppenheimer
                                                  Asset Management Corporation ("OAMC"), an
                                                  investment adviser which was a subsidiary of
                                                  the OMC.

Michael A. Carbuto,                               Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Tax-Exempt Cash Reserves,
                                                  Centennial California Tax Exempt Trust,
                                                  Centennial New York Tax Exempt Trust and
                                                  Centennial Tax Exempt Trust; Vice President
                                                  of Centennial.

William Colbourne,                                Formerly, Director of Alternative Staffing
Assistant Vice President                          Resources, and Vice President of Human
                                                  Resources, American Cancer Society.

Lynn Coluccy, Vice President                      Formerly Vice President\Director of Internal
                                                  Audit of the Manager.

O. Leonard Darling,                               Formerly Co-Director of Fixed Income for
Executive Vice President                          State Street Research & Management Co.

Robert A. Densen,                                 None.
SeniorVice President

Robert Doll, Jr.,                                 Vice President and Portfolio Manager of
Executive Vice President                          Oppenheimer Growth Fund, Oppenheimer
                                                  Variable Account Funds, Oppenheimer Main
Street Funds, Inc. and Oppenheimer
                                                  Target Fund; Senior Vice President and
                                                  Portfolio Manager of Oppenheimer Strategic
                                                  Income &        Growth Fund.

John Doney, Vice President                        Vice President and Portfolio Manager of
                                                  Oppenheimer Equity Income Fund.

Andrew J. Donohue,                                Secretary of the New York-based
Executive Vice President                          Oppenheimer funds; Vice President of the
& General Counsel                                 Denver-based Oppenheimer funds; Executive
                                                  Vice President, Director and General Counsel
                                                  of the Distributor; formerly Senior Vice
                                                  President and Associate General Counsel of
                                                  the Manager and the Distributor.

Kenneth C. Eich,                                  Treasurer of Oppenheimer Acquisition
Executive Vice President/                         Corporation
Chief Financial Officer

George Evans, Vice President                      Vice President and Portfolio Manager of
Oppenheimer Variable Account Funds and                             Oppenheimer Global Securities Fund.

Scott Farrar,                                     Assistant Treasurer of the OppenheimerFunds;
Assistant Vice President                          previously a Fund Controller for the
                                                  Manager.

Katherine P.Feld                                  Vice President and Secretary of Oppenheimer
Vice President and                                Funds Distributor, Inc.; Secretary of
Secretary                                         HarbourView, Main Street Advisers, Inc. and
                                                  Centennial; Secretary, Vice President and
                                                  Director of Centennial Capital Corp.

Jon S. Fossel,                                    President and director of Oppenheimer
Chairman of the Board,                            Acquisition Corp. ("OAC"), the Manager's
and Director                                      parent holding company; President, CEO and
                                                  a director of HarbourView; a director of SSI
                                                  and SFSI; President, Director, Trustee, and
                                                  Managing General Partner of the Denver-based
                                                  Oppenheimer funds; President and Chairman of
                                                  the Board         of Main Street Advisers, Inc.;
formerly President and CEO of the Manager.

Robert G. Galli,                                  Trustee of the New York-based
Vice Chairman                                     Oppenheimer funds; Vice President and
Counsel
                                                  of OAC; formerly he held the following
                                                  positions: a director of the Distributor,
                                                  Vice President and a director of HarbourView
                                                  and Centennial, a director of SFSI and SSI,
                                                  an officer of other Oppenheimer funds and
                                                  Executive Vice  President & General Counsel
                                                  of the Manager and the Distributor.

Linda Gardner,                                    None.
Assistant Vice President

Ginger Gonzalez,                                  Formerly 1st Vice President/Director of
Vice President                                    Creative Services for Shearson Lehman
                                                  Brothers.

Dorothy Grunwager,                                None.
Assistant Vice President

Caryn Halbrecht,                                  Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Insured Tax-Exempt Fund and
                                                  Oppenheimer Intermediate Tax Exempt Fund; an
                                                  officer of other Oppenheimer funds;
                                                  formerly Vice President of Fixed Income
                                                  Portfolio Management at Bankers Trust.

Barbara Hennigar,                                 President and Director of Shareholder
President and Chief                               Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President                        None.

Merryl Hoffman,                                   None.
Vice President

Scott T. Huebl,                                   None.
Assistant Vice President

Jane Ingalls,                                     Formerly a Senior Associate with Robinson,
Assistant Vice President                          Lake/Sawyer Miller.

Bennett Inkeles,                                  Formerly employed by Doremus & Company, an
Assistant Vice President                          advertising agency.

Stephen Jobe,                                     None.
Vice President

Heidi Kagan,                                      None.
Assistant Vice President

Avram Kornberg,                                   Formerly a Vice President with Bankers
Vice President                                    Trust.

Paul LaRocco,                                     Portfolio Manager of Oppenheimer Capital
Assistant Vice President                          Appreciation Fund and Oppenheimer Variable
                                                  Account Funds; Associate Portfolio
                                                  Manager of Oppenheimer Discovery Fund.
Formerly a                                        Securities Analyst for Columbus                        Circle
Investors.

Mitchell J. Lindauer,                             None.
Vice President

Loretta McCarthy,                                 None.
Senior Vice President

Bridget Macaskill,                                Director of HarbourView; Director of Main
President, Chief Executive                        Street Advisers, Inc.; and Chairman of
Officer and Director                              Shareholder Services, Inc.

Sally Marzouk,                                    None.
Vice President

Marilyn Miller,                                   Formerly a Director of marketing for
Vice President                                    TransAmerica Fund Management Company.

Denis R. Molleur,                                 None.
Vice President

Kenneth Nadler,                                   None.
Vice President

David Negri,                                      Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Strategic Bond Fund, Oppenheimer
                                                  Multiple Strategies Fund, Oppenheimer Asset
                                                  Allocation Fund,              Oppenheimer Strategic
Income Fund,                                      Oppenheimer Strategic Income &                        Growth Fund,
                                                  Oppenheimer High Income Fund,                       Oppenheimer
Variable Account Funds and
                                                  Oppenheimer Bond Fund; an officer of other
                                                  Oppenheimer funds.

Barbara Niederbrach,                              None.
Assistant Vice President

Stuart Novek,                                     Formerly a Director Account Supervisor for
Vice President                                    J. Walter Thompson.

Robert A. Nowaczyk,                               None.
Vice President

Robert E. Patterson,                              Vice President and Portfolio Manager of
Senior Vice President                             Oppenheimer Main Street California Tax-
                                                  Exempt Fund, Oppenheimer Insured Tax-Exempt
                                                  Fund, Oppenheimer Intermediate Tax-
                                                  Exempt Fund, Oppenheimer Florida Tax-
                                                  Exempt Fund, Oppenheimer New Jersey Tax-
                                                  Exempt Fund, Oppenheimer Pennsylvania Tax-
                                                  Exempt Fund, Oppenheimer California Tax-
                                                  Exempt Fund, Oppenheimer New York Tax-Exempt
                                                  Fund and Oppenheimer Tax-Free Bond Fund;
                                                  Vice President of the New York Tax-Exempt
                                                  Income Fund, Inc.; Vice President of
                                                  Oppenheimer Multi-Sector Income Trust.

Tilghman G. Pitts III,                            Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                                      Associate Portfolio Manager of Oppenheimer
Assistant Vice President                          Growth Fund and Oppenheimer Target Fund.
Vice President and Portfolio Manager for                              Oppenheimer Variable Account
Funds. Formerly                                   Fund; Senior Investment Officer and
Portfolio Manager with Chemical Bank.

Russell Read,                                     Formerly an International Finance Consultant
Vice President                                    for Dow Chemical.

Thomas Reedy,                                     Vice President of Oppenheimer Multi-Sector
Vice President                                    Income Trust and Oppenheimer Multi-
                                                  Government Trust; an officer of other
                                                  Oppenheimer funds; formerly a Securities
                                                  Analyst for the Manager.

David Robertson,                                  None.
Vice President

Adam Rochlin,                                     Formerly a Product Manager for Metropolitan
Assistant Vice President                          Life Insurance Company.

David Rosenberg,                                  Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Limited-Term Government Fund and
                                                  Oppenheimer U.S. Government Trust.  Formerly
                                                  Vice President and Senior Portfolio Manager
                                                  for Delaware Investment Advisors.

Richard H. Rubinstein,                            Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Asset Allocation Fund,
                                                  Oppenheimer Fund and Oppenheimer Multiple
                                                  Strategies Fund; an officer of other
                                                  Oppenheimer funds; formerly Vice President
                                                  and Portfolio Manager/Security Analyst for
                                                  Oppenheimer Capital Corp., an investment
                                                  adviser.

Lawrence Rudnick,                                 Formerly Vice President of Dollar Dry Dock
Assistant Vice President                          Bank.

James Ruff,                                       None.
Executive Vice President

Ellen Schoenfeld,                                 None.
Assistant Vice President

Diane Sobin,                                      Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Total Return Fund, Inc.
                                                  Oppenheimer Main Street Funds, Inc. and
                                                  Oppenheimre Variable Account Funds;
                                                  formerly a Vice President and Senior
                                                  Portfolio Manager for Dean Witter
                                                  InterCapital, Inc.

Nancy Sperte,                                     None.
Senior Vice President

Donald W. Spiro,                                  President and Trustee of the New York-based
Chairman Emeritus                                 Oppenheimer funds; formerly Chairman of the
and Director                                      Manager and the Distributor.

Arthur Steinmetz,                                 Vice President and Portfolio Manager of
Senior Vice President                             Oppenheimer Strategic Income Fund,
                                                  Oppenheimer Strategic Income & Growth Fund;
                                                  an officer of other Oppenheimer funds.

Ralph Stellmacher,                                Vice President and Portfolio Manager of
Senior Vice President                             Oppenheimer Champion Income Fund and
                                                  Oppenheimer High Yield Fund; an officer of
                                                  other Oppenheimer funds.

John Stoma, Vice President                        Formerly Vice President of Pension Marketing
                                                  with Manulife Financial.

James C. Swain,                                   Chairman, CEO and Trustee, Director or
Vice Chairman of the                              Managing Partner of the Denver-based
Board of Directors                                Oppenheimer funds; President and a Director
and Director                                      of Centennial; formerly President and
                                                  Director of OAMC, and Chairman of the Board
                                                  of SSI.

James Tobin, Vice President                       None.

Jay Tracey, Vice President                        Vice President of the Manager; Vice
                                                  President and Portfolio Manager of
                                                  Oppenheimer Discovery Fund.  Formerly
                                                  Managing Director of Buckingham Capital
                                                  Management.

Gary Tyc, Vice President,                         Assistant Treasurer of the Distributor and
Assistant Secretary                               SFSI.
and Assistant Treasurer

Ashwin Vasan,                                     Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Multi-Sector Income Trust,
                                                  Oppenheimer Multi-Government Trust and
                                                  Oppenheimer International Bond Fund; an
                                                  officer of other Oppenheimer funds.

Valerie Victorson,                                None.
Vice President

Dorothy Warmack,                                  Vice President and Portfolio Manager of
Vice President                                    Daily Cash Accumulation Fund, Inc.,
                                                  Oppenheimer Cash Reserves, Centennial
                                                  America Fund, L.P., Centennial Government
                                                  Trust and Centennial Money Market Trust;
                                                  Vice President of Centennial.

Christine Wells,                                  None.
Vice President

William L. Wilby,                                 Vice President and Portfolio Manager of
Senior Vice President                             Oppenheimer Global Fund and Oppenheimer
                                                  Global Growth & Income Fund; Vice President
                                                  of HarbourView; an officer of other
                                                  Oppenheimer funds.

Susan Wilson-Perez,                               None.
Vice President

Carol Wolf,                                       Vice President and Portfolio Manager of
Vice President                                    Oppenheimer Money Market Fund, Inc.,
                                                  Centennial America Fund, L.P., Centennial
                                                  Government Trust, Centennial Money Market
                                                  Trust and Daily Cash Accumulation Fund,
                                                  Inc.; Vice President of Oppenheimer Multi-
                                                  Sector Income Trust; Vice President of
                                                  Centennial.

Robert G. Zack,                                   Associate General Counsel of the Manager;
Senior Vice President                             Assistant Secretary of the Oppenheimer
                                                  funds; and Assistant Secretary of SSI, SFSI;
                                                  an officer of other Oppenheimer funds.

Eva A. Zeff,                                      An officer of certain Oppenheimer funds;
Assistant Vice President                          formerly a Securities Analyst for the
                                                  Manager.

Arthur J. Zimmer,                                 Vice President and Portfolio Manager of
Vice President                                    Centennial America Fund, L.P., Oppenheimer
                                                  Money Fund, Centennial Government Trust,
                                                  Centennial Money Market Trust and Daily Cash
                                                  Accumulation Fund, Inc.; Vice President of
                                                  Oppenheimer Multi-Sector Income Trust; Vice
                                                  President of Centennial; an officer of other
                                                  Oppenheimer funds.

                 The OppenheimerFunds include the New York-based Oppenheimer funds and the Denver-based Oppenheimer funds set forth below:

                 New York-based Oppenheimer funds
                 Oppenheimer Asset Allocation Fund
                 Oppenheimer California Tax-Exempt Fund
                 Oppenheimer Discovery Fund
                 Oppenheimer Global Emerging Growth Fund
                 Oppenheimer Global Fund
                 Oppenheimer Global Growth & Income Fund
                 Oppenheimer Gold & Special Minerals Fund
                 Oppenheimer Growth Fund
                 Oppenheimer Money Market Fund, Inc.
                 Oppenheimer Multi-Government Trust
                 Oppenheimer Multi-Sector Income Trust
                 Oppenheimer Multi-State Tax-Exempt Trust
                 Oppenheimer New York Tax-Exempt Fund
                 Oppenheimer Fund
                 Oppenheimer Target Fund
                 Oppenheimer Tax-Free Bond Fund
                 Oppenheimer U.S. Government Trust

                 Denver-based Oppenheimer funds
                 Oppenheimer Cash Reserves
                 Centennial America Fund, L.P.
                 Centennial California Tax Exempt Trust
                 Centennial Government Trust
                 Centennial Money Market Trust
                 Centennial New York Tax Exempt Trust
                 Centennial Tax Exempt Trust
                 Daily Cash Accumulation Fund, Inc.
                 The New York Tax-Exempt Income Fund, Inc.
                 Oppenheimer Champion Income Fund
                 Oppenheimer Equity Income Fund
                 Oppenheimer High Yield Fund
                 Oppenheimer Integrity Funds
                 Oppenheimer International Bond Fund
                 Oppenheimer Limited-Term Government Fund
                 Oppenheimer Main Street Funds, Inc.
                 Oppenheimer Strategic Funds Trust
                 Oppenheimer Strategic Income & Growth Fund
                 Oppenheimer Tax-Exempt Fund
                 Oppenheimer Total Return Fund, Inc.
                 Oppenheimer Variable Account Funds

          The address of Oppenheimer Management Corporation, the New York-based Oppenheimer funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

          The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.         Principal Underwriter

         (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

         (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                                       Positions and
Name & Principal                               Positions & Offices                                     Offices with
Business Address                               with Underwriter                                        Registrant
----------------                               -------------------                                     -------------
George Clarence Bowen+                         Vice President & Treasurer                              Treasurer

Christopher Blunt                              Vice President                                          None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                                   Vice President                                          None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                               Vice President                                          None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*                                Senior Vice President -                                 None
                                               Financial Institution Div.

Robert Coli                                    Vice President                                          None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins                              Vice President                                          None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                                   Vice President                                          None

Paul Della Bovi                                Vice President                                          None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*                           Executive Vice                                          Secretary
                                               President & Director

Wendy H. Ehrlich                               Vice President                                          None
4 Craig Street
Jericho, NY 11753

Kent Elwell                                    Vice President                                          None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                     Vice President                                          None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                             Vice President & Secretary                              None

Mark Ferro                                     Vice President                                          None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*                                 Vice President -                                        None
                                               Financial Institution Div.

Wayne Flanagan                                 Vice President -                                        None
36 West Hill Road                              Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster                               Senior Vice President -                                 None
11339 Avant Lane                               Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki                               Vice President                                          None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto                               Vice President                                          None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                     Vice President -                                        None
5506 Bryn Mawr                                 Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                                   Vice President/National                                 None
                                               Sales Manager - Financial
                                               Institution Div.

Sharon Hamilton                                Vice President                                          None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                                  Vice President                                          None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*                                 Vice President                                          None

Richard Klein                                  Vice President                                          None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II                                Vice President                                          None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                                   Assistant Vice President                                None

Wayne A. LeBlang                               Senior Vice President -                                 None
23 Fox Trail                                   Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                      Vice President -                                        None
7 Maize Court                                  Financial Institution Div.
Melville, NY 11747

James Loehle                                   Vice President                                          None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                                 Senior Vice President -                                 None
                                               Director of Key Accounts

Charles Murray                                 Vice President                                          None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                                  Vice President                                          None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                                 Vice President                                          None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                                  Vice President -                                        None
1307 Wandering Way Dr.                         Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                                  Vice President                                          None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                              Vice President                                          None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                                  Vice President                                          None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*                        Chairman & Director                                     None

Elaine Puleo*                                  Vice President -                                        None
                                               Financial Institution Div.

Minnie Ra                                      Vice President -                                        None
109 Peach Street                               Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                                  Vice President                                          None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                                  Vice President                                          None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                                    President                                               None

Timothy Schoeffler                             Vice President                                          None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                                     Vice President                                          None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                              Vice President                                          None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                                  Vice President -                                        None
5155 West Fair Place                           Financial Institution Div.
Littleton, CO 80123

Robert Shore                                   Vice President -                                        None
26 Baroness Lane                               Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                                  Vice President -                                        None
2017 N. Cleveland, #2                          Financial Institution Div.
Chicago, IL  60614

Michael Stenger                                Vice President                                          None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney                                 Vice President                                          None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                           Vice President                                          None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                                    Vice President -                                        None
111 South Joliet Circle                        Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble                        Vice President                                          None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                                 Assistant Treasurer                                     None

Mark Stephen Vandehey+                         Vice President                                          None

Gregory K. Wilson                              Vice President                                          None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko                             Vice President                                          None
33915 Grand River
Farmington, MI 48335

William Harvey Young+                          Vice President                                          None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

         (c)     Not applicable.

ITEM 30.         Location of Accounts and Records

       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231.

Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Not applicable.

     (d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of
             Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                                        SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 9th day of October, 1995.

                                  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                  By: /s/ Donald W. Spiro*
                                   ------------------------------------
                                    Donald W. Spiro, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:


Signatures                                           Title                             Date
----------                                           -----                             ----
/s/ Leon Levy*                                       Chairman of the
--------------                                       Board of Trustees                 October 9, 1995
Leon Levy

/s/ Donald W. Spiro*                                 President, Principal
--------------------                                 Executive Officer
Donald W. Spiro                                      and Trustee                       October 9, 1995

/s/ George Bowen*                                    Treasurer and
-----------------                                    Principal Financial
George Bowen                                         and Accounting
                                                     Officer                           October 9, 1995

/s/ Leo Cherne*                                      Trustee                           October 9, 1995
---------------
Leo Cherne

/s/ Robert G. Galli*                                 Trustee                           October 9, 1995
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*                               Trustee                           October 9, 1995
----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*                           Trustee                           October 9, 1995
--------------------------
Elizabeth B. Moynihan


/s/ Kenneth A. Randall*                              Trustee                           October 9, 1995
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*                                 Trustee                           October 9, 1995
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*                        Trustee                           October 9, 1995
-----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins*                               Trustee                           October 9, 1995
----------------------
Sidney M. Robbins

/s/ Pauline Trigere*                                 Trustee                           October 9, 1995
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*                              Trustee                           October 9, 1995
-----------------------
Clayton K. Yeutter


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                               OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                       EXHIBIT INDEX



Item No.            Description
--------            -----------
    24(b)(4)(iii)   Specimen Class B Share Certificate

24(b)(11)           Independent Auditor's Consent

24(b)(15)(ii)       Distribution and Service Plan and Agreement for Class
                    B Shares

24(b)(16)           Performance Data Computation Schedule

24(b)(17)(i)        Financial Data Schedule for Class A Shares at 9/30/94
24(b)(17)(iii)      Financial Data Schedule for Class C Shares at 9/30/94
24(b)(17)(iv)       Financial Data Schedule for Class A Shares at 3/31/95
24(b)(17)(vi)       Financial Data Schedule for Class C Shares at 3/31/95